SEC File Nos.
811-66
2-10758
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                      Post-Effective Amendment No. 82  (X)
                                      and
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                             Amendment No. 21   (X)

                           AMERICAN BALANCED FUND, INC.
                (Exact name of registrant as specified in charter)

      P.O. Box 7650, Four Embarcadero Center, San Francisco, California 94120
                (Address of principal executive offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code:  (415) 421-9360

                               Patrick F. Quan
                                 Secretary
                         American Balanced Fund, Inc.
                    P.0. Box 7650, Four Embarcadero Center
                       San Francisco, California 94120
                    (Name and address of agent for service)

                                  Copy to:
                            Cary I. Klafter, Esq.
                           Morrison & Foerster LLP
                     345 California Street, 30th Floor
                      San Francisco, California 94104

                  The Registrant has filed a declaration
                        pursuant to Rule 24f-2.  On
                   February 22, 1996, it filed its 24f-2
                          Notice for fiscal 1995.

                 Approximate date of proposed public offering:
                  [X] It is proposed that this filing will
                     become effective on March 1, 1996
                   pursuant to paragraph (b) of Rule 485.

                          AMERICAN BALANCED FUND, INC.
                             Cross Reference Sheet

Item Number                                                 Captions in
of Part "A"                                                 Prospectus
of Form N-1A                                                 (Part "A")



 1.           Cover Page                                    Cover Page

 2.           Synopsis                                      Summary of Expenses

 3.           Condensed Finanical Information               Financial Highlights;
                                                            Investment Results

 4.           General Description of Registrant             Fund Organization
                                                            and Management; Investment Objectives and Policies; Certain Securities
                                                            and Investment Techniques

 5.           Management of the Fund                        Financial Highlights;
                                                            Fund Organization and Management

 6.           Capital Stock and Other Securities            Investment Objectives
                                                             and Policies; Fund Organization and Management; Dividends,
                                                            Distributions and Taxes; Retirement Plans

 7.           Purchase of Securities Being Offered          Purchasing Shares; Fund Organization and Management; Shareholder
                                                            Services

 8.           Redemption or Repurchase                      Redeeming Shares

 9.           Legal Proceedings                             N/A




Item Number                                                 Captions in Statement
of Part "B"                                                 of Additional
of Form N-1A                                                 Information
                                                            (Part "B")



 10.          Cover Page                                    Cover

 11.          Table of Contents                             Table of Contents

 12.          General Information and History               None

 13.          Investment Objectives and Policies            Description of Certain
                                                            Securities; Fundamental Policies and Investment Restrictions

 14.          Management of the Fund                        Fund Officers and
                                                            Directors

 15.          Control Persons and Principal                 Fund Officers and
              Holders of Securities                         Directors; Fund Organization and Management (Part A)

 16.          Investment Advisory and Other Services        Fund Officers and
                                                            Directors; Fund Organization and Management (Part "A"); General
                                                            Information; Management

 17.          Brokerage Allocation and Other Practices      Execution of Portfolio
                                                            Transactions; Fund Organization and Management (Part "A")

 18.          Capital Stock and Other Securities            None

 19.          Purchase, Redemption and Pricing              Purchase of Shares;
              of Securities Being Offered                   Shareholder Account Services and Privileges; Purchasing Shares (Part
                                                            "A"); General Information

 20.          Tax Status                                    Dividends,
                                                            Distributions and Federal Taxes

 21.          Underwriter                                   Management; Fund
                                                            Organization and Management (Part "A")

 22.          Calculation of Performance Data               Investment Results

 23.          Financial Statements                          Financial Statements




Item in
Part "C"



 24.          Financial Statements and Exhibits

 25. Persons Controlled by or under Common Control with Registrant

 26.          Number of Holders of Securities

 27.          Indemnification

 28.          Business and Other Connections of Investment Adviser

 29.          Principal Underwriter

 30.          Location of Accounts and Records

 31.          Management Services

 32.          Undertakings

              Signature Page


Prospectus

AMERICAN BALANCED FUND(R)

AN OPPORTUNITY FOR CONSERVATION OF
CAPITAL, CURRENT INCOME, AND LONG-
TERM GROWTH OF CAPITAL AND INCOME

[LOGO OF THE AMERICAN FUNDS GROUP(R)]

March 1, 1996

                         AMERICAN BALANCED FUND, INC.

                            Four Embarcadero Center
                                  Suite 1800
                            San Francisco, CA 94111

The investment objectives of the fund are: (1) conservation of capital, (2) current income, and (3) long-term growth of capital and income. The fund strives to accomplish these objectives by investing in a broadly diversified portfolio of securities including stocks and bonds. The fund approaches the management of its investments as if they constituted the complete investment program of the prudent investor.

This prospectus presents information you should know before investing in the fund. It should be retained for future reference.

You may obtain the statement of additional information for the fund dated March 1, 1996, which contains the fund's financial statements, without charge by writing to the Secretary of the fund at the above address or telephoning 800/421-0180. These requests will be honored within three business days of receipt.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. THE PURCHASE OF FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

11-010-0396

            TABLE OF CONTENTS

  Summary of Expenses..................      3
  Financial Highlights.................      4
  Investment Objectives and Policies...      4
  Certain Securities and Investment
   Techniques..........................      5
  Investment Results...................      8
  Dividends, Distributions and Taxes...      8
  Fund Organization and Management.....      9
  The American Funds Shareholder Guide.  12-20
  Purchasing Shares....................     12
  Reducing Your Sales Charge...........     15
  Shareholder Services.................     16
  Redeeming Shares.....................     18
  Retirement Plans.....................     20


                            IMPORTANT PHONE NUMBERS

 Shareholder Services.. 800/421-0180 ext. 1

 Dealer Services.... 800/421-9900 ext. 11

 American FundsLine(R)...... 800/325-3590
 (24-hour information)

-------------------------------------------------------------------------------


SUMMARY OF EXPENSES

Average annual expenses
    paid over a 10-year
        period would be
  approximately $14 per
year, assuming a $1,000
    investment and a 5%
   annual return with a
  maximum sales charge.

This table is designed to help you understand the costs of investing in the fund. These are historical expenses; your actual expenses may vary.

SHAREHOLDER TRANSACTION EXPENSES

Maximum sales charge on purchases
 (as a percentage of offering price)................................... 5.75%/1/

The fund has no sales charge on reinvested dividends, deferred sales charge,/2/ redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management fees.......................................................  0.32%
12b-1 expenses........................................................  0.24%/3/
Other expenses (including audit, legal, shareholder services, transfer agent and custodian expenses)........................................  0.11%
Total fund operating expenses.........................................  0.67%

EXAMPLE                                       1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------                                       ------ ------- ------- --------
You would pay the following cumulative ex-
penses on a $1,000 investment, assuming a 5%
annual return./4/                              $64     $78     $93     $136

/1/ Sales charges are reduced for certain large purchases. (See "The American
    Funds Shareholder Guide: Purchasing Shares--Sales Charges.")
/2/ Any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following such purchases. (See "The American Funds Shareholder Guide: Redeeming Shares--Contingent Deferred Sales Charge.")
/3/ These expenses may not exceed 0.25% of the fund's average net assets annually. (See "Fund Organization and Management--Plan of Distribution.") Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.
/4/ Use of this assumed 5% return is required by the Securities and Exchange
    Commission; it is not an illustration of past or future investment results. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

-------------------------------------------------------------------------------

          FINANCIAL    The following information for the five years ended De-
         HIGHLIGHTS    cember 31, 1995 has been audited by Deloitte & Touche
       (For a share    llp, independent accountants, whose unqualified report
        outstanding    covering each of the most recent five years is included
     throughout the    in the statement of additional information, and for the
       fiscal year)    five years ended December 31, 1990 by KPMG Peat
                       Marwick, independent accountants. This information should be read in conjunction with the financial state-ments and accompanying notes which are included in the statement of additional information.

                                                   YEAR ENDED DECEMBER 31
                            -------------------------------------------------------------------------------
                             1995    1994    1993    1992    1991    1990     1989    1988    1987    1986
                            ------  ------  ------  ------  ------  ------   ------  ------  ------  ------
  Net Asset Value, Begin-
   ning of Year...........  $12.00  $12.57  $12.28  $12.05  $10.32  $11.41   $10.46  $10.13  $10.83  $11.65
                            ------  ------  ------  ------  ------  ------   ------  ------  ------  ------
  INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment income..     .57     .57     .59     .61     .62     .63      .66     .59     .59     .67
   Net realized and
    unrealized gain
    (loss) on
    investments...........    2.61    (.53)    .76     .49    1.86    (.82)    1.54     .68    (.14)   1.17
                            ------  ------  ------  ------  ------  ------   ------  ------  ------  ------
     Total income from in-
      vestment operations.    3.18     .04    1.35    1.10    2.48    (.19)    2.20    1.27     .45    1.84
                            ------  ------  ------  ------  ------  ------   ------  ------  ------  ------
  LESS DISTRIBUTIONS:
   Distributions from net
    investment income.....    (.56)   (.56)   (.60)   (.60)   (.62)   (.63)    (.67)   (.62)   (.67)   (.64)
   Distributions from net
    realized gains........    (.47)   (.05)   (.46)   (.27)   (.13)   (.27)    (.58)   (.32)   (.48)  (2.02)
                            ------  ------  ------  ------  ------  ------   ------  ------  ------  ------
     Total distributions..   (1.03)   (.61)  (1.06)   (.87)   (.75)   (.90)   (1.25)   (.94)  (1.15)  (2.66)
                            ------  ------  ------  ------  ------  ------   ------  ------  ------  ------
  Net Asset Value, End of
   Year...................  $14.15  $12.00  $12.57  $12.28  $12.05  $10.32   $11.41  $10.46  $10.13  $10.83
                            ======  ======  ======  ======  ======  ======   ======  ======  ======  ======
  Total Return/1/.........   27.13%    .34%  11.27%   9.48%  24.69%  (1.57)%  21.53%  12.87%   4.02%  16.87%
  RATIOS/SUPPLEMENTAL
   DATA:
   Net Assets, end of
    year (in millions)....  $3,048  $2,082  $1,710  $1,067  $  642  $  370   $  275  $  218  $  193  $  167
   Ratio of expenses to
    average net assets....     .67%    .68%    .71%    .74%    .82%    .84%     .78%    .76%    .68%    .67%
   Ratio of net income to
    average net assets....    4.38%   4.76%   4.74%   5.19%   5.56%   5.95%    5.80%   5.54%   5.17%   5.71%
   Portfolio turnover
    rate..................   39.03%  32.05%  27.81%  17.00%  24.65%  25.51%   37.31%  41.90%  42.00%  59.17%

 --------
 /1/ This was calculated without deducting a sales charge. The maximum sales charge is 5.75% of the fund's offering price.

         INVESTMENT    The fund's investment objectives are: (1) conservation
         OBJECTIVES    of capital, (2) current income, and (3) long-term
       AND POLICIES    growth of capital and income. The fund approaches the
                       management of its investments as if they constituted
   The fund aims to    the complete investment program of the prudent invest-
   provide you with    or.
    conservation of
   capital, current    The fund invests in a broadly diversified portfolio of
   income and long-    securities, including common stocks, preferred stocks,
     term growth of    corporate bonds and U.S. Government securities. Assets
   both capital and    may also be held in cash or cash equivalents. (See the
            income.    statement of additional information for a description
                       of cash equivalents.) Additionally, the fund will in-vest no more than 10% of its assets in securities of issuers which are not included in the Standard & Poor's
                       500 Composite Index (a broad measure of the U.S. stock market) and which are domiciled outside the U.S. The fund's fixed-income investments will be investment grade. For long-term debt obligations such as bonds, this includes securities that are rated Baa or better by Moody's Investors Service, Inc. or BBB or better by Standard & Poor's Corporation, or that are unrated but determined to be of equivalent quality by the fund's investment adviser, Capital Research and Management
                       Company. Securities rated Baa or BBB may have specula-tive characteristics and changes in economic conditions may lead to a weaker capacity to make principal

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                       and interest payments than is the case with higher
                       rated securities. The fund will maintain at least 25% of the value of its total assets in fixed-income secu-rities.

                       The fund's portfolio turnover rate will depend primar-ily on market conditions. Short-term trading profits are not the fund's objective and changes in its invest-ments are generally accomplished gradually, though short-term transactions may occasionally be made.

                       The fund's investment restrictions (which are described in the statement of additional information) and objec-tives cannot be changed without shareholder approval. All other investment practices may be changed by the fund's board.

                       ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVES CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES.

            CERTAIN    RISKS OF INVESTING IN STOCKS AND BONDS Because the fund
     SECURITIES AND    invests in common stocks or securities convertible into
         INVESTMENT    common stocks, the fund is subject to stock market
         TECHNIQUES    risks. For example, the fund is subject to the possi-
                       bility that stock prices in general will decline over
       Investing in    short or even extended periods.
   stocks and bonds
   involves certain    The fund also invests in fixed-income securities, in-
             risks.    cluding bonds, which have market values which tend to
                       vary inversely with the level of interest rates--when interest rates rise, their values will tend to decline and vice versa. Although under normal market conditions longer term securities yield more than shorter term se-curities of similar quality, they are subject to greater price fluctuations. These fluctuations in the value of the fund's investments will be reflected in its net asset value per share.

                       U.S. GOVERNMENT SECURITIES Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury.

                       Certain securities issued by U.S. Government instrumen-talities and certain federal agencies are neither di-rect obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are sup-ported only by the credit of the issuing government agency or instrumentality.

                       WHEN-ISSUED SECURITIES, FIRM COMMITMENT AGREEMENTS AND "ROLL" TRANSACTIONS The fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest

-------------------------------------------------------------------------------

                       rate are fixed at the time of the transaction but the settlement is delayed). The fund as purchaser assumes the risk of any decline in value of the security begin-ning on the date of the agreement or purchase. As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly in-creases.

                       The fund also may enter into "roll" transactions, which consist of the sale of securities together with a com-mitment (for which the fund typically receives a fee) to purchase similar, but not identical, securities at a later date.

                       PRIVATE PLACEMENTS Private placements may be either purchased from another institutional investor that originally acquired the securities in a private place-ment or directly from the issuers of the securities. Generally, securities acquired in private placements are subject to contractual restrictions on resale and may not be resold except pursuant to a registration statement under the Securities Act of 1933 or in reli-ance upon an exemption from the registration require-ments under the Act, for example, private placements sold pursuant to Rule 144A. Accordingly, any such obli-gation will be deemed illiquid unless it has been spe-cifically determined to be liquid under procedures adopted by the fund's board of directors.

                       In determining whether these securities are liquid, factors such as the frequency and volume of trading and the commitment of dealers to make markets will be con-sidered. Additionally, the liquidity of any particular security will depend on such factors as the availabil-ity of "qualified" institutional investors and the ex-tent of investor interest in the security, which can change from time to time.

                       INVESTING IN VARIOUS COUNTRIES The fund will invest no more than 10% of its assets in securities of issuers which are not included in the Standard & Poor's 500 Composite Index (a broad measure of the U.S. stock mar-ket) and which are domiciled outside the U.S. Non-U.S. companies may not be subject to uniform accounting, au-diting and financial reporting standards and practices or regulatory requirements comparable to those applica-ble to U.S. companies. There may also be less public information available about non-U.S. companies. Addi-tionally, specific local political and economic factors must be evaluated in making these investments including trade balances and imbalances, and related economic policies; expropriation or confiscatory taxation; limi-tations on the removal of funds or other assets; polit-ical or social instability; the diverse structure and liquidity of the various securities markets; and na-tionalization policies of governments around the world. However, investing outside the U.S. can also reduce certain risks due to greater diversification opportuni-ties. The fund currently intends to limit these invest-ments to those that are U.S. dollar denominated.

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                       MULTIPLE PORTFOLIO COUNSELOR SYSTEM The basic
                       investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments which are managed by individual counselors. Each counselor decides how their segment will be invested (within the limits provided by the fund's objectives and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed below.

                                                                                   YEARS OF EXPERIENCE AS
                                                     YEARS OF EXPERIENCE AS        INVESTMENT PROFESSIONAL
                                                       PORTFOLIO COUNSELOR              (APPROXIMATE)
                                                          (AND RESEARCH           WITH CAPITAL
                                                          PROFESSIONAL,           RESEARCH AND
 PORTFOLIO COUNSELORS      PRIMARY TITLE(S)            IF APPLICABLE) FOR          MANAGEMENT
          FOR                                           AMERICAN BALANCED          COMPANY OR
   AMERICAN BALANCED                                       FUND, INC.                  ITS
      FUND, INC.                                          (APPROXIMATE)            AFFILIATES    TOTAL YEARS
-------------------------------------------------------------------------------------------------------------
 Abner D. Goldstine     Senior Vice President   21 years                          29 years      44 years
                        of the fund. Senior
                        Vice President and
                        Director, Capital
                        Research and
                        Management Company
-------------------------------------------------------------------------------------------------------------
 George A. Miller       Director of the fund.   30 years*                         21 years      35 years
                        Senior Vice President
                        and Director, Capital
                        Research and Manage-
                        ment Company
-------------------------------------------------------------------------------------------------------------
 Robert G. O'Donnell    President of the fund.  10 years (in addition to 14 years 21 years      24 years
                        Senior Vice President   as a research professional prior
                        and Director, Capital   to becoming a portfolio
                        Research and Manage-    counselor for the fund)**
                        ment Company
-------------------------------------------------------------------------------------------------------------
 Eric S. Richter        Vice President of the   1 year                            4 years       11 years
                        fund. Vice President,
                        Investment Management
                        Group, Capital Re-
                        search and Management
                        Company
-------------------------------------------------------------------------------------------------------------

 CAPITAL RESEARCH AND MANAGEMENT COMPANY HAS BEEN THE FUND'S INVESTMENT ADVISER SINCE JULY 26, 1975.
 * PRIOR TO JULY 26, 1975, MR. MILLER WAS A PORTFOLIO COUNSELOR WITH AMERICAN EXPRESS INVESTMENT MANAGEMENT COMPANY, THE FUND'S PREVIOUS INVESTMENT ADVISER.
** PRIOR TO JULY 26, 1975, MR. O'DONNELL WAS A RESEARCH PROFESSIONAL WITH
   AMERICAN EXPRESS INVESTMENT MANAGEMENT COMPANY, THE FUND'S PREVIOUS INVESTMENT ADVISER.

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         INVESTMENT    The fund may from time to time compare its investment
            RESULTS    results to various unmanaged indices or other mutual
                       funds in reports to shareholders, sales literature and
       The fund has    advertisements. The results may be calculated on a
   averaged a total    yield, total return and/or distribution rate basis for
  return of +12.75%    various periods, with or without sales charges. Results
   a year (assuming    calculated without a sales charge will be higher. Total
  the maximum sales    returns assume the reinvestment of all dividends and
   charge was paid)    capital gain distributions.
      under Capital
       Research and    The fund's yield and the average annual total returns
         Management    are calculated in accordance with Securities and Ex-
          Company's    change Commission requirements which provide that the
         management    maximum sales charge be reflected. The fund's distribu-
     (July 26, 1975    tion rate is calculated by dividing the dividends paid
   through December    by the fund over the last 12 months by the sum of the
         31, 1995).    month-end price and the capital gains paid over the
                       last 12 months. For the 30-day period ended December
                       31, 1995, the fund's SEC yield was 3.60% and the dis-tribution rate was 3.62% at the maximum offering price.
                       The SEC yield reflects income earned by the fund, while the distribution rate reflects dividends paid by the fund. The fund's total return over the past 12 months and average annual total returns over the past five- and 10-year periods, as of December 31, 1995, were +19.84%, +12.80% and +11.60%, respectively. Of course, past results are not an indication of future results.
                       Further information regarding the fund's investment re-sults is contained in the fund's annual report which may be obtained without charge by writing to the Secre-tary of the fund at the address indicated on the cover of this prospectus.

         DIVIDENDS,    DIVIDENDS AND DISTRIBUTIONS Dividends are usually paid
      DISTRIBUTIONS    in February, May, August and December. Capital gains,
          AND TAXES    if any, are usually distributed in December. When a
                       dividend or capital gain is distributed, the net asset
             Income    value per share is reduced by the amount of the pay-
  distributions are    ment.
    usually made in
     February, May,    FEDERAL TAXES The fund intends to operate as a "regu-
         August and    lated investment company" under the Internal Revenue
          December.    Code. In any fiscal year in which the fund so qualifies
                       and distributes to shareholders all of its net invest-ment income and net capital gains, the fund itself is relieved of federal income tax.

                       All dividends and capital gains are taxable whether they are reinvested or received in cash--unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state or local taxes.

                       IF YOU HAVE NOT FURNISHED A CERTIFIED CORRECT TAXPAYER IDENTIFICATION NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND HAVE NOT CERTIFIED THAT WITHHOLDING DOES NOT APPLY, OR IF THE INTERNAL REVENUE SERVICE HAS NOTI-FIED THE FUND THAT THE TAXPAYER IDENTIFICATION NUMBER

-------------------------------------------------------------------------------

                       LISTED ON YOUR ACCOUNT IS INCORRECT ACCORDING TO THEIR RECORDS OR THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING, FEDERAL LAW GENERALLY REQUIRES THE FUND TO WITHHOLD 31% FROM ANY DIVIDENDS AND/OR REDEMPTIONS (INCLUDING EX-CHANGE REDEMPTIONS). Amounts withheld are applied to your federal tax liability; a refund may be obtained from the Service if withholding results in overpayment of taxes. Federal law also requires the fund to with-hold 30% or the applicable tax treaty rate from divi-dends paid to certain nonresident alien, non-U.S. part-nership and non-U.S. corporation shareholder accounts.

                       This is a brief summary of some of the tax laws that affect your investment in the fund. Please see the statement of additional information and your tax ad-viser for further information.

               FUND    FUND ORGANIZATION AND VOTING RIGHTS The fund, an open-
       ORGANIZATION    end, diversified management investment company, was or-
                AND    ganized as a Delaware corporation in 1932 and reorga-
         MANAGEMENT    nized as a Maryland corporation in 1990. The fund's
                       board supervises fund operations and performs duties
      The fund is a    required by applicable state and federal law. Members
      member of The    of the board who are not employed by Capital Research
     American Funds    and Management Company or its affiliates are paid cer-
    Group, which is    tain fees for services rendered to the fund as de-
  managed by one of    scribed in the statement of additional information.
    the largest and    They may elect to defer all or a portion of these fees
   most experienced    through a deferred compensation plan in effect for the
         investment    fund. Shareholders have one vote per share owned and,
          advisers.    at the request of the holders of at least 10% of the
                       shares, the fund will hold a meeting at which any mem-ber of the board could be removed by a majority vote.
                       There will not usually be a shareholder meeting in any year except, for example, when the election of the board is required to be acted upon by shareholders un-der the Investment Company Act of 1940.

                       THE INVESTMENT ADVISER Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company is located at 333 South Hope Street, Los Ange-les, CA 90071, and at 135 South State College Boule-vard, Brea, CA 92621. (See "The American Funds Share-holder Guide: Purchasing Shares--Investment Minimums and Fund Numbers" for a listing of funds in The Ameri-can Funds Group.) Capital Research and Management Com-pany manages the investment portfolio and business af-fairs of the fund and receives a fee at the annual rate of 0.42% on the first $500 million of the fund's aver-age net assets, 0.324% of such assets over $500 million to $1 billion, 0.30% of such assets over $1 billion to $1.5 billion, 0.282% of such assets over $1.5 billion to $2.5 billion, 0.27% of such assets over $2.5 billion to $4 billion, and 0.264% of such assets over $4 bil-lion.

-------------------------------------------------------------------------------

                       Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc., (formerly "The Capital Group, Inc."), which is located at 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Research and Management Company are conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

                       Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by the Investment Company Institute's Advisory Group on Personal Investing. (See the statement of additional information.)

                       PORTFOLIO TRANSACTIONS Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. In the over-the-counter mar-ket, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

                       Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or of other funds served by Capital Research and Management Company.

                       PRINCIPAL UNDERWRITER American Funds Distributors, Inc., a wholly owned subsidiary of Capital Research and Management Company, is the principal underwriter of the fund's shares. American Funds Distributors, Inc. is lo-cated at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 800 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. Telephone conversa-tions with American Funds Distributors may be recorded or monitored for verification, recordkeeping and qual-ity assurance purposes.

                       PLAN OF DISTRIBUTION The fund has a plan of distribu-tion or "12b-1 Plan" under which it may finance activi-ties primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were in-curred within the last 12 months and accrued while the plan was in effect. Expenditures by the fund under the plan may not exceed 0.25% of its average net assets an-nually (all of which may be for service fees). See "The American Funds Shareholder Guide: Purchasing Shares-- Sales Charges" below.

--------------------------------------------------------------------------------

                  TRANSFER AGENT American Funds Service Company, a wholly owned subsidiary of Capital Research and Management Company, is the transfer agent and performs shareholder service functions. It was paid a fee of $1,928,000 for the fiscal year ended December 31, 1995. Telephone con-versations with American Funds Service Company may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                        AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                   SERVICE      ADDRESS                AREAS SERVED
                    AREA
                  --------------------------------------------------------------
                  WEST      P.O. Box 2205                 AK, AZ, CA, HI, ID,
                            Brea, CA 92622-2205           MT, NV, OR, UT, WA and
                            Fax: 714/671-7080             outside the U.S.
                  --------------------------------------------------------------
                  CENTRAL-  P.O. Box 659522               AR, CO, IA, KS, LA,
                  WEST      San Antonio, TX 78265-9522    MN, MO, ND, NE, NM,
                            Fax: 210/530-4050             OK, SD, TX and WY
                  --------------------------------------------------------------
                  CENTRAL-  P.O. Box 6007                 AL, IL, IN, KY, MI,
                  EAST      Indianapolis, IN 46206-6007   MS, OH, TN and WI
                            Fax: 317/735-6620
                  --------------------------------------------------------------
                  EAST      P.O. Box 2280                 CT, DE, FL, GA, MA,
                            Norfolk, VA 23501-2280        MD, ME, NC, NH, NJ,
                            Fax: 804/670-4773             NY, PA, RI, SC, VA,
                                                          VT, WV and Washington,
                                                          D.C.
                  --------------------------------------------------------------
                   ALL SHAREHOLDERS MAY CALL AMERICAN FUNDS SERVICE
                   COMPANY AT 800/421-0180 FOR SERVICE.
                  --------------------------------------------------------------

                              [MAP OF THE UNITED STATES OF AMERICA]

                  --------------------------------------------------------------
                  West (light grey); Central-West (white); Central-East
                  (dark grey); East (green)

                     THE AMERICAN FUNDS SHAREHOLDER GUIDE


  PURCHASING SHARES    METHOD    INITIAL INVESTMENT   ADDITIONAL INVESTMENTS
                      ---------------------------------------------------------

                      ---------------------------------------------------------
    Your investment    By         See "Investment      $50 minimum (except
    dealer can help    contacting Minimums and Fund    where a lower
 you establish your    your       Numbers" for         minimum is noted
  account--and help    investment initial              under "Investment
      you add to it    dealer     investment           Minimums and Fund
 whenever you like.               minimums.            Numbers").
                                  Visit any            Mail directly to
                                  investment dealer    your investment
                                  who is registered    dealer's address
                                  in the state         printed on your
                                  where the            account statement.
                                  purchase is made
                                  and who has a
                                  sales agreement
                                  with American
                                  Funds
                                  Distributors.
                      ---------------------------------------------------------
                       By mail    Make your check      Fill out the account
                                  payable to the       additions form at the
                                  fund and mail to     bottom of a recent
                                  the address          account statement,
                                  indicated on the     make your check
                                  account              payable to the fund,
                                  application.         write your account
                                  Please indicate      number on your check,
                                  an investment        and mail the check
                                  dealer on the        and form in the
                                  account              envelope provided
                                  application.         with your account
                                                       statement.
                      ---------------------------------------------------------
                       By wire    Call 800/421-0180    Your bank should wire
                                  to obtain your       your additional
                                  account              investments in the
                                  number(s), if        same manner as
                                  necessary. Please    described under
                                  indicate an          "Initial Investment."
                                  investment dealer
                                  on the account.
                                  Instruct your
                                  bank to wire
                                  funds to:

                                  Wells Fargo Bank
                                  155 Fifth Street
                                  Sixth Floor
                                  San Francisco,
                                  CA 94106
                                  (ABA #121000248)

                                  For credit to the
                                  account of:
                                  American Funds
                                  Service Company
                                  a/c #4600-076178
                                  (fund name)
                                  (your fund acct.
                                  no.)
                      ---------------------------------------------------------
                       THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE
                       THE RIGHT TO REJECT ANY PURCHASE ORDER.


                      SHARE PRICE Shares are purchased at the offering price next determined after the order is received by the fund or American Funds Service Company. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. This price is the net asset value plus a sales charge, if applicable. Dealers are responsible for promptly transmitting orders. (See the statement of additional information under "Purchase of Shares--Price of Shares.")

                      The net asset value per share is determined as of the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of the fund's total assets, less all liabilities, is divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share. The net asset value per share of the money market funds normally will remain constant at $1.00 based on the funds' current practice of valuing their shares using the penny-rounding method in accordance with rules of the Securities and Exchange Commission.

                      SHARE CERTIFICATES Shares are credited to your account and certificates are not issued unless specifically requested. This eliminates the costly problem of lost or destroyed certificates.

-------------------------------------------------------------------------------

                       If you would like certificates issued, please request them by writing to American Funds Service Company. There is usually no charge for issuing certificates in reasonable denominations. CERTIFICATES ARE NOT AVAIL-ABLE FOR THE MONEY MARKET FUNDS.

                       INVESTMENT MINIMUMS AND FUND NUMBERS Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(R) (see description below):


                               MINIMUM
                               INITIAL    FUND
  FUND                        INVESTMENT NUMBER
  ----                        ---------- ------
  STOCK AND STOCK/BOND FUNDS
  AMCAP Fund(R).........        $1,000     02
  American Balanced
   Fund(R)..............           500     11
  American Mutual
   Fund(R)..............           250     03
  Capital Income
   Builder(R)...........         1,000     12
  Capital World Growth
   and Income Fund(SM)..         1,000     33
  EuroPacific Growth
   Fund(R)..............           250     16
  Fundamental
   Investors(SM)........           250     10
  The Growth Fund of
   America(R)...........         1,000     05
  The Income Fund of
   America(R)...........         1,000     06
  The Investment Company
   of America(R)........           250     04
  The New Economy
   Fund(R)..............         1,000     14
  New Perspective
   Fund(R)..............           250     07
  SMALLCAP World
   Fund(SM).............         1,000     35
  Washington Mutual In-
   vestors Fund(SM).....           250     01

                              MINIMUM
                              INITIAL    FUND
  FUND                       INVESTMENT NUMBER
  ----                       ---------- ------
  BOND FUNDS
  American High-Income Mu-
   nicipal Bond Fund(SM)..     $1,000     40
  American High-Income
   Trust(R)...............      1,000     21
  The Bond Fund of
   America(SM)............      1,000     08
  Capital World Bond
   Fund(R)................      1,000     31
  Intermediate Bond Fund
   of America(R)..........      1,000     23
  Limited Term Tax-Exempt
   Bond Fund of
   America(SM)............      1,000     43
  The Tax-Exempt Bond Fund
   of America(SM).........      1,000     19
  The Tax-Exempt Fund of
   California(R)*.........      1,000     20
  The Tax-Exempt Fund of
   Maryland(R)*...........      1,000     24
  The Tax-Exempt Fund of
   Virginia(R)*...........      1,000     25
  U.S. Government Securi-
   ties Fund(SM)..........      1,000     22

  MONEY MARKET FUNDS
  The Cash Management
   Trust of America(R)....      2,500     09
  The Tax-Exempt Money
   Fund of America(SM)....      2,500     39
  The U.S. Treasury Money
   Fund of America(SM)....      2,500     49

 --------
*Available only in certain states.


                       For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts (IRAs). Mini-mums are reduced to $50 for purchases through "Auto-matic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional in-vestments (except as noted above).

                       SALES CHARGES The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

-------------------------------------------------------------------------------

                                                                          DEALER
                                                     SALES CHARGE AS    CONCESSION
                                                   PERCENTAGE OF THE:  AS PERCENTAGE
                                                   ------------------     OF THE
               AMOUNT OF PURCHASE                  NET AMOUNT OFFERING   OFFERING
               AT THE OFFERING PRICE                INVESTED   PRICE       PRICE
               ---------------------               ---------- -------- -------------
               STOCK AND STOCK/BOND FUNDS
               Less than $50,000......               6.10%     5.75%       5.00%
               $50,000 but less than
                $100,000..............               4.71      4.50        3.75
               BOND FUNDS
               Less than $25,000......               4.99      4.75        4.00
               $25,000 but less than
                $50,000...............               4.71      4.50        3.75
               $50,000 but less than
                $100,000..............               4.17      4.00        3.25
               STOCK, STOCK/BOND, AND BOND FUNDS
               $100,000 but less than $250,000.      3.63      3.50        2.75
               $250,000 but less than $500,000.      2.56      2.50        2.00
               $500,000 but less than $1,000,000.    2.04      2.00        1.60
               $1,000,000 or more.....               none      none     (see below)


                       Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees (paid pursuant to the fund's plan of distribution), and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more as set forth in the statement of additional information (paid by American Funds Distributors).

                       American Funds Distributors, at its expense (from a designated percentage of its income), will, during calendar year 1996, provide additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

                       Any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within twelve months of the purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

                       Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to

-------------------------------------------------------------------------------

                       compensate them for providing certain services. (See "Fund Organization and Management--Plan of Distribution.") These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

                       NET ASSET VALUE PURCHASES The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers; (3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $100 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

           REDUCING    AGGREGATION Sales charge discounts are available for
         YOUR SALES    certain aggregated investments. Qualifying investments
             CHARGE    include those by you, your spouse and your children
                       under the age of 21, if all parties are purchasing
       You and your    shares for their own account(s), which may include
   immediate family    purchases through employee benefit plan(s) such as an
        may combine    IRA, individual-type 403(b) plan or single-participant
     investments to    Keogh-type plan or by a business solely controlled by
 reduce your costs.    these individuals (for example, the individuals own the
                       entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment
                       Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for

-------------------------------------------------------------------------------

                       other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

                       CONCURRENT PURCHASES To qualify for a reduced sales charge, you may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. (Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.) For example, if you concurrently invest $25,000 in one fund and $25,000 in another, the sales charge would be reduced to reflect a $50,000 purchase.

                       RIGHT OF ACCUMULATION The sales charge for your invest-ment may also be reduced by taking into account the current value of your existing holdings in The American Funds Group. Direct purchases of the money market funds are excluded. (See account application.)

                       STATEMENT OF INTENTION You may reduce sales charges on all investments by meeting the terms of a statement of intention, a non-binding commitment to invest a certain amount in fund shares subject to a commission within a 13-month period. Five percent of the statement amount will be held in escrow to cover additional sales charges which may be due if your total investments over the statement period are insufficient to qualify for a sales charge reduction. (See account application and the statement of additional information under "Purchase of Shares--Statement of Intention.")

                       YOU MUST LET YOUR INVESTMENT DEALER OR AMERICAN FUNDS SERVICE COMPANY KNOW IF YOU QUALIFY FOR A REDUCTION IN YOUR SALES CHARGE USING ONE OR ANY COMBINATION OF THE METHODS DESCRIBED ABOVE.

        SHAREHOLDER    AUTOMATIC INVESTMENT PLAN You may make regular monthly
           SERVICES    or quarterly investments through automatic charges to
                       your bank account. Once a plan is established, your ac-
    The fund offers    count will normally be charged by the 10th day of the
     you a valuable    month during which an investment is made (or by the
  array of services    15th day of the month in the case of any retirement
        designed to    plan for which Capital Guardian Trust Company--another
       increase the    affiliate of The Capital Group Companies, Inc.--acts as
    convenience and    trustee or custodian).
     flexibility of
  your investment--    AUTOMATIC REINVESTMENT Dividends and capital gain dis-
   services you can    tributions are reinvested in additional shares at no
  use to alter your    sales charge unless you indicate otherwise on the
 investment program    account application. You also may elect to have divi-
  as your needs and    dends and/or capital gain distributions paid in cash by
      circumstances    informing the fund, American Funds Service Company or
            change.    your investment dealer.

                       CROSS-REINVESTMENT You may cross-reinvest dividends or dividends and capital gain distributions paid by one fund into another fund in The American Funds Group, subject to conditions outlined in the statement of ad-ditional information. Generally, to use this service the value of your account in the paying fund must equal at least $5,000.

-------------------------------------------------------------------------------

                       EXCHANGE PRIVILEGE You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

                       You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(R) (see "Shareholder Services--American FundsLine(R)" be-low), or by telephoning 800/421-0180 toll-free, faxing (see "Transfer Agent" above for the appropriate fax numbers) or telegraphing American Funds Service Compa-ny. (See "Telephone Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simul-taneously at the share prices next determined after the exchange order is received. (See "Purchasing Shares-- Share Price.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

                       AUTOMATIC EXCHANGES You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or pre-ceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the re-ceiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

                       AUTOMATIC WITHDRAWALS You may make automatic withdrawals of $50 or more as follows: five or more times per year if you have an account of $10,000 or more, or four or fewer times per year if you have an account of $5,000 or more. Withdrawals are made on or about the 15th day of each month you designate, and checks will be sent within seven days. (See "Other Important Things to Remember.") Additional investments in a withdrawal account must not be less than one year's scheduled withdrawals or $1,200, whichever is greater. However, additional investments in a withdrawal account may be inadvisable due to sales charges and tax liabilities.

                       THESE SERVICES ARE AVAILABLE ONLY IN STATES WHERE THE FUND TO BE PURCHASED MAY BE LEGALLY OFFERED AND MAY BE TERMINATED OR MODIFIED AT ANY TIME UPON 60 DAYS' WRITTEN NOTICE.

                       ACCOUNT STATEMENTS Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company. Purchases through automatic investment plans will be confirmed at least quarterly.

-------------------------------------------------------------------------------

                       AMERICAN FUNDSLINE(R) You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $10,000 per fund, per account each day), or exchange shares around the clock with American FundsLine(R). To use this service, call 800/325-3590 from a TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine(R) are subject to the conditions noted above and in "Redeeming Shares--Telephone Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchasing Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

          REDEEMING     By writing to  Send a letter of instruction
             SHARES     American       specifying the name of the fund, the
                        Funds Service  number of shares or dollar amount to
 You may take money     Company (at    be sold, your name and account
        out of your     the            number. You should also enclose any
   account whenever     appropriate    share certificates you wish to
        you please.     address        redeem. For redemptions over $50,000
                        indicated      and for certain redemptions of
                        under "Fund    $50,000 or less (see below), your
                        Organization   signature must be guaranteed by a
                        and            bank, savings association, credit
                        Management--   union, or member firm of a domestic
                        Transfer       stock exchange or the National
                        Agent")        Association of Securities Dealers,
                                       Inc., that is an eligible guarantor
                                       institution. You should verify with
                                       the institution that it is an
                                       eligible guarantor prior to signing.
                                       Additional documentation may be
                                       required for redemption of shares
                                       held in corporate, partnership or
                                       fiduciary accounts. Notarization by a
                                       Notary Public is not an acceptable
                                       signature guarantee.

                        By contacting  If you redeem shares through your
                        your           investment dealer, you may be charged
                        investment     for this service. SHARES HELD FOR YOU
                        dealer         IN YOUR INVESTMENT DEALER'S STREET
                                       NAME MUST BE REDEEMED THROUGH THE
                                       DEALER.

                                       You may use this option, provided the
                        You may have   account is registered in the name of
                        a redemption   an individual(s), a UGMA/UTMA
                        check sent to  custodian, or a non-retirement plan
                        you by using   trust. These redemptions may not
                        American       exceed $10,000 per day, per fund
                        FundsLine(R)   account and the check must be made
                        or by          payable to the shareholder(s) of
                        telephoning,   record and be sent to the address of
                        faxing, or     record provided the address has been
                        telegraphing   used with the account for at least 10
                        American       days. See "Transfer Agent" and
                        Funds Service  "Exchange Privilege" above for the
                        Company        appropriate telephone or fax number.
                        (subject to
                        the
                        conditions
                        noted in this
                        section and
                        in "Telephone
                        Redemptions
                        and
                        Exchanges"
                        below)

                        In the case    Upon request (use the account
                        of the money   application for the money market
                        market funds,  funds) you may establish telephone
                        you may have   redemption privileges (which will
                        redemptions    enable you to have a redemption sent
                        wired to your  to your bank account) and/or check
                        bank by        writing privileges. If you request
                        telephoning    check writing privileges, you will be
                        American       provided with checks that you may use
                        Funds Service  to draw against your account. These
                        Company        checks may be made payable to anyone
                        ($1,000 or     you designate and must be signed by
                        more) or by    the authorized number of registered
                        writing a      shareholders exactly as indicated on
                        check ($250    your checking account signature card.
                        or more)

                       A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 10 DAYS.

-------------------------------------------------------------------------------

                       THE PRICE YOU RECEIVE FOR THE SHARES YOU REDEEM IS THE NET ASSET VALUE NEXT DETERMINED AFTER YOUR ORDER AND ALL REQUIRED DOCUMENTATION ARE RECEIVED BY THE FUND OR AMERICAN FUNDS SERVICE COMPANY. (SEE "PURCHASING SHARES--SHARE PRICE.")

                       TELEPHONE REDEMPTIONS AND EXCHANGES By using the telephone (including American FundsLine(R)), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may reinstate them at any time also by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

                       CONTINGENT DEFERRED SALES CHARGE A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under
                       Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 59 1/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

                       REINSTATEMENT PRIVILEGE You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your

-------------------------------------------------------------------------------

                       account) in any fund in The American Funds Group. Send a written request and a check to American Funds Service Company within 90 days after the date of the redemption or distribution. Reinvestment will be at the next calculated net asset value after receipt. The tax status of a gain realized on a redemption will not be affected by exercise of the reinstatement privilege, but a loss may be nullified if you reinvest in the same fund within 30 days. If you redeem your shares within 90 days after purchase and the sales charge on the purchase of other shares is waived under the reinstatement privilege, the sales charge you previously paid for the shares may not be taken into account when you calculate your gain or loss on that redemption.

                       OTHER IMPORTANT THINGS TO REMEMBER The net asset value for redemptions is determined as indicated under "Purchasing Shares--Share Price." Because each stock, stock/bond and bond fund's net asset value fluctuates, reflecting the market value of the fund's portfolio, the amount a shareholder receives for shares redeemed may be more or less than the amount paid for them.

                       Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of
                       1940), redemption proceeds will be paid on or before the seventh day following receipt of a proper redemption request.

                       A fund may, with 60 days' written notice, close your account if, due to a redemption, the account has a value of less than the minimum required initial investment. (For example, a fund may close an account if a redemption is made shortly after a minimum initial investment is made.)

                       You may invest in the funds through various retirement
         RETIREMENT    plans including the following plans for which Capital
              PLANS    Guardian Trust Company acts as trustee or custodian:
                       IRAs, Simplified Employee Pension plans, 403(b) plans and Keogh- and corporate-type business retirement plans. For further information about any of the plans, agreements, applications and annual fees, contact
                       American Funds Distributors or your investment dealer.
                       To determine which retirement plan is appropriate for you, please consult your tax adviser. TAX-EXEMPT FUNDS
                       SHOULD NOT SERVE AS INVESTMENTS FOR RETIREMENT PLANS.

                       FOR MORE INFORMATION, PLEASE REFER TO THE ACCOUNT APPLICATION OR THE STATEMENT OF ADDITIONAL INFORMATION. IF YOU HAVE ANY QUESTIONS ABOUT ANY OF THE SHAREHOLDER SERVICES DESCRIBED HEREIN OR YOUR ACCOUNT, PLEASE CONTACT YOUR INVESTMENT DEALER OR AMERICAN FUNDS SERVICE COMPANY.

                       [RECYCLE LOGO]  This prospectus has been printed on
                                       recycled paper that meets the
                                       guidelines of the United States
                                       Environmental Protection Agency

Prospectus
for Eligible Retirement Plans

AMERICAN BALANCED FUND(R)

AN OPPORTUNITY FOR CONSERVATION OF
CAPITAL, CURRENT INCOME, AND LONG-TERM
GROWTH OF CAPITAL AND INCOME

March 1, 1996

[LOGO OF THE AMERICAN FUNDS GROUP(R)]

                         AMERICAN BALANCED FUND, INC.

                            Four Embarcadero Center
                                  Suite 1800
                            San Francisco, CA 94111

The investment objectives of the fund are: (1) conservation of capital, (2) current income, and (3) long-term growth of capital and income. The fund strives to accomplish these objectives by investing in a broadly diversified portfolio of securities including stocks and bonds. The fund approaches the management of its investments as if they constituted the complete investment program of the prudent investor.

THIS PROSPECTUS RELATES ONLY TO SHARES OF THE FUND OFFERED WITHOUT A SALES CHARGE TO ELIGIBLE RETIREMENT PLANS. FOR A PROSPECTUS REGARDING SHARES OF THE FUND TO BE ACQUIRED OTHERWISE, CONTACT THE SECRETARY OF THE FUND AT THE ADDRESS INDICATED ABOVE.

This prospectus presents information you should know before investing in the fund. It should be retained for future reference.

You may obtain the statement of additional information for the fund dated March 1, 1996, which contains the fund's financial statements, without charge by writing to the Secretary of the fund at the above address or telephoning 800/421-0180. These requests will be honored within three business days of receipt.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. THE PURCHASE OF FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

RP 11-010-0396

-------------------------------------------------------------------------------

    SUMMARY OF EXPENSES

Average annual expenses
    paid over a 10-year
        period would be
   approximately $8 per
year, assuming a $1,000
    investment and a 5%
  annual return with no
          sales charge.

This table is designed to help you understand the costs of investing in the fund. These are historical expenses; your actual expenses may vary.

SHAREHOLDER TRANSACTION EXPENSES
Certain retirement plans may purchase shares of the fund with no sales charge./1/ The fund also has no sales charge on reinvested dividends, deferred sales charge, redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management fees.......................................................  0.32%
12b-1 expenses........................................................  0.24%/2/
Other expenses (including audit, legal, shareholder services, transfer agent and custodian expenses)...............................  0.11%
Total fund operating expenses.........................................  0.67%


EXAMPLE                                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
-------                                       ------  -------  -------  --------
You would pay the following cumulative
expenses on a $1,000 investment,
assuming a 5% annual return./3/                 $7      $21      $37      $83

/1/ Retirement plans of organizations with $100 million or more in collective retirement plan assets may purchase shares of the fund with no sales charge. In addition, any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following such purchases. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

/2/ These expenses may not exceed 0.25% of the fund's average net assets annually. (See "Fund Organization and Management--Plan of Distribution.") Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

/3/ Use of this assumed 5% return is required by the Securities and Exchange
    Commission; it is not an illustration of past or future investment results. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

              TABLE OF CONTENTS

  Summary of Expenses..................  2
  Financial Highlights.................  3
  Investment Objectives and Policies...  3
  Certain Securities and
   Investment Techniques...............  4
  Investment Results...................  6
  Dividends, Distributions and Taxes...  7
  Fund Organization and Management.....  7
  Purchasing Shares....................  9
  Shareholder Services................. 10
  Redeeming Shares..................... 11

-------------------------------------------------------------------------------

          FINANCIAL    The following information for the five years ended
         HIGHLIGHTS    December 31, 1995 has been audited by Deloitte & Touche
       (For a share    LLP, independent accountants, whose unqualified report
        outstanding covering each of the most recent five years is included throughout the in the statement of additional information, and for the
       fiscal year)    five years ended December 31, 1990 by KPMG Peat
                       Marwick, independent accountants. This information should be read in conjunction with the financial state-ments and accompanying notes which are included in the statement of additional information.

                                                        YEAR ENDED DECEMBER 31
                            -------------------------------------------------------------------------------
                             1995    1994    1993    1992    1991    1990     1989    1988    1987    1986
                            ------  ------  ------  ------  ------  ------   ------  ------  ------  ------
  Net Asset Value, Begin-
   ning of Year...........  $12.00  $12.57  $12.28  $12.05  $10.32  $11.41   $10.46  $10.13  $10.83  $11.65
                            ------  ------  ------  ------  ------  ------   ------  ------  ------  ------
  INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment income..     .57     .57     .59     .61     .62     .63      .66     .59     .59     .67
   Net realized and
    unrealized gain (loss)
    on investments........    2.61    (.53)    .76     .49    1.86    (.82)    1.54     .68    (.14)   1.17
                            ------  ------  ------  ------  ------  ------   ------  ------  ------  ------
     Total income from in-
      vestment operations.    3.18     .04    1.35    1.10    2.48    (.19)    2.20    1.27     .45    1.84
                            ------  ------  ------  ------  ------  ------   ------  ------  ------  ------
  LESS DISTRIBUTIONS:
   Distributions from net
    investment income.....    (.56)   (.56)   (.60)   (.60)   (.62)   (.63)    (.67)   (.62)   (.67)   (.64)
   Distributions from net
    realized gains........    (.47)   (.05)   (.46)   (.27)   (.13)   (.27)    (.58)   (.32)   (.48)  (2.02)
                            ------  ------  ------  ------  ------  ------   ------  ------  ------  ------
     Total distributions..   (1.03)   (.61)  (1.06)   (.87)   (.75)   (.90)   (1.25)   (.94)  (1.15)  (2.66)
                            ------  ------  ------  ------  ------  ------   ------  ------  ------  ------
  Net Asset Value, End of
   Year...................  $14.15  $12.00  $12.57  $12.28  $12.05  $10.32   $11.41  $10.46  $10.13  $10.83
                            ======  ======  ======  ======  ======  ======   ======  ======  ======  ======
  Total Return/1/.........   27.13%    .34%  11.27%   9.48%  24.69%  (1.57)%  21.53%  12.87%   4.02%  16.87%
  RATIOS/SUPPLEMENTAL
   DATA:
   Net Assets, end of
    year (in millions)....  $3,048  $2,082  $1,710  $1,067  $  642  $  370   $  275  $  218  $  193  $  167
   Ratio of expenses to
    average net assets....     .67%    .68%    .71%    .74%    .82%    .84%     .78%    .76%    .68%    .67%
   Ratio of net income to
    average net assets....    4.38%   4.76%   4.74%   5.19%   5.56%   5.95%    5.80%   5.54%   5.17%   5.71%
   Portfolio turnover
    rate..................   39.03%  32.05%  27.81%  17.00%  24.65%  25.51%   37.31%  41.90%  42.00%  59.17%

 --------
 /1/Calculated with no sales charge.

         INVESTMENT    The fund's investment objectives are: (1) conservation
         OBJECTIVES    of capital, (2) current income, and (3) long-term
       AND POLICIES    growth of capital and income. The fund approaches the
                       management of its investments as if they constituted
   The fund aims to    the complete investment program of the prudent investor.
   provide you with
    conservation of    The fund invests in a broadly diversified portfolio of
   capital, current    securities, including common stocks, preferred stocks,
   income and long-    corporate bonds and U.S. Government securities. Assets
     term growth of    may also be held in cash or cash equivalents. (See the
   both capital and    statement of additional information for a description
            income.    of cash equivalents.) Additionally, the fund will
                       invest no more than 10% of its assets in securities of issuers which are not included in the Standard & Poor's
                       500 Composite Index (a broad measure of the U.S. stock market) and which are domiciled outside the U.S. The fund's fixed-income investments will be investment grade. For long-term debt obligations such as bonds, this includes securities that are rated Baa or better by Moody's Investors Service, Inc. or BBB or better by Standard & Poor's Corporation, or that are unrated but determined to be of equivalent quality by the fund's investment adviser, Capital Research and Management
                       Company. Securities rated Baa or BBB may have speculative characteristics and changes in economic conditions may lead to a weaker capacity to make principal and interest payments than is the case with higher rated securities. The fund will maintain at least 25% of the value of its total assets in fixed-income securities.

-------------------------------------------------------------------------------

                       The fund's portfolio turnover rate will depend primar-ily on market conditions. Short-term trading profits are not the fund's objective and changes in its invest-ments are generally accomplished gradually, though short-term transactions may occasionally be made.

                       The fund's investment restrictions (which are described in the statement of additional information) and objec-tives cannot be changed without shareholder approval. All other investment practices may be changed by the fund's board.

                       ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVES CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES.

            CERTAIN    RISKS OF INVESTING IN STOCKS AND BONDS Because the fund
     SECURITIES AND    invests in common stocks or securities convertible into
         INVESTMENT    common stocks, the fund is subject to stock market
         TECHNIQUES    risks. For example, the fund is subject to the possi-
                       bility that stock prices in general will decline over
       Investing in    short or even extended periods.
   stocks and bonds
   involves certain    The fund also invests in fixed-income securities, in-
             risks.    cluding bonds, which have market values which tend to
                       vary inversely with the level of interest rates--when interest rates rise, their values will tend to decline and vice versa. Although under normal market conditions longer term securities yield more than shorter term securities of similar quality, they are subject to greater price fluctuations. These fluctuations in the value of the fund's investments will be reflected in its net asset value per share.

                       U.S. GOVERNMENT SECURITIES Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury.

                       Certain securities issued by U.S. Government instrumen-talities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are sup-ported only by the credit of the issuing government agency or instrumentality.

                       WHEN-ISSUED SECURITIES, FIRM COMMITMENT AGREEMENTS AND "ROLL" TRANSACTIONS The fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The fund as purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases.

-------------------------------------------------------------------------------

                       The fund also may enter into "roll" transactions, which consist of the sale of securities together with a com-mitment (for which the fund typically receives a fee) to purchase similar, but not identical, securities at a later date.

                       PRIVATE PLACEMENTS Private placements may be either purchased from another institutional investor that originally acquired the securities in a private place-ment or directly from the issuers of the securities. Generally, securities acquired in private placements are subject to contractual restrictions on resale and may not be resold except pursuant to a registration statement under the Securities Act of 1933 or in reli-ance upon an exemption from the registration require-ments under that Act, for example, private placements sold pursuant to Rule 144A. Accordingly, any such obli-gation will be deemed illiquid unless it has been spe-cifically determined to be liquid under procedures adopted by the fund's board of directors.

                       In determining whether these securities are liquid, factors such as the frequency and volume of trading and the commitment of dealers to make markets will be con-sidered. Additionally, the liquidity of any particular security will depend on such factors as the availabil-ity of "qualified" institutional investors and the ex-tent of investor interest in the security, which can change from time to time.

                       INVESTING IN VARIOUS COUNTRIES The fund will invest no more than 10% of its assets in securities of issuers which are not included in the Standard & Poor's 500 Composite Index (a broad measure of the U.S. stock mar-ket) and which are domiciled outside the U.S. Non-U.S. companies may not be subject to uniform accounting, au-diting and financial reporting standards and practices or regulatory requirements comparable to those applica-ble to U.S. companies. There may also be less public information available about non-U.S. companies. Addi-tionally, specific local political and economic factors must be evaluated in making these investments including trade balances and imbalances, and related economic policies; expropriation or confiscatory taxation; limi-tations on the removal of funds or other assets; polit-ical or social instability; the diverse structure and liquidity of the various securities markets; and na-tionalization policies of governments around the world. However, investing outside the U.S. can also reduce certain risks due to greater diversification opportuni-ties. The fund currently intends to limit these invest-ments to those that are U.S. dollar denominated.

                       MULTIPLE PORTFOLIO COUNSELOR SYSTEM The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments which are managed by individual counselors. Each counselor decides how their segment will be invested (within the limits provided by the fund's objectives and policies

--------------------------------------------------------------------------------

                       and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed below.

-------------------------------------------------------------------------------------------------------------
                                                                                    YEARS OF EXPERIENCE AS
                                                                                    INVESTMENT PROFESSIONAL
                                                                                         (APPROXIMATE)
                                                     YEARS OF EXPERIENCE AS
                                                       PORTFOLIO COUNSELOR            WITH CAPITAL
 PORTFOLIO COUNSELORS                              (AND RESEARCH PROFESSIONAL,        RESEARCH AND
          FOR                                          IF APPLICABLE) FOR              MANAGEMENT
   AMERICAN BALANCED                              AMERICAN BALANCED FUND, INC.         COMPANY OR      TOTAL
      FUND, INC.           PRIMARY TITLE(S)               (APPROXIMATE)              ITS AFFILIATES    YEARS
-------------------------------------------------------------------------------------------------------------
 Abner D. Goldstine     Senior Vice President     21 years                             29 years      44 years
                        of the fund. Senior
                        Vice President and
                        Director, Capital
                        Research and
                        Management Company
-------------------------------------------------------------------------------------------------------------
 George A. Miller       Director of the fund.     30 years*                            21 years      35 years
                        Senior Vice President
                        and Director, Capital
                        Research and Manage-
                        ment Company
-------------------------------------------------------------------------------------------------------------
 Robert G. O'Donnell    President of the fund.    10 years (in addition to 14 years    21 years      24 years
                        Senior Vice President     as a research professional prior
                        and Director, Capital     to becoming a portfolio
                        Research and Manage-      counselor for the fund)**
                        ment Company
-------------------------------------------------------------------------------------------------------------
 Eric S. Richter        Vice President of the     1 year                               4 years       11 years
                        fund. Vice President,
                        Investment Management
                        Group, Capital
                        Research and
                        Management Company
-------------------------------------------------------------------------------------------------------------
CAPITAL RESEARCH AND MANAGEMENT COMPANY HAS BEEN THE FUND'S INVESTMENT ADVISER SINCE JULY 26, 1975.
 * PRIOR TO JULY 26, 1975, MR. MILLER WAS A PORTFOLIO COUNSELOR WITH AMERICAN EXPRESS INVESTMENT MANAGEMENT
   COMPANY, THE FUND'S PREVIOUS INVESTMENT ADVISER.
** PRIOR TO JULY 26, 1975, MR. O'DONNELL WAS A RESEARCH PROFESSIONAL WITH AMERICAN EXPRESS INVESTMENT
   MANAGEMENT COMPANY, THE FUND'S PREVIOUS INVESTMENT ADVISER.
-------------------------------------------------------------------------------------------------------------

         INVESTMENT    The fund may from time to time compare its investment
            RESULTS    results to various unmanaged indices or other mutual
                       funds in reports to shareholders, sales literature and
       The fund has    advertisements. The results may be calculated on a
   averaged a total    yield, total return and/or distribution rate basis for
      return (at no    various periods, with or without sales charges. Results
   sales charge) of    calculated without a sales charge will be higher. Total
     +13.08% a year    returns assume the reinvestment of all dividends and
      under Capital    capital gain distributions.
       Research and
         Management    The fund's yield and the average annual total returns
          Company's    are calculated with no sales charge in accordance with
         management    Securities and Exchange Commission requirements. The
     (July 26, 1975    fund's distribution rate is calculated by dividing the
   through December    dividends paid by the fund over the last 12 months by
         31, 1995).    the sum of the month-end price and the capital gains
                       paid over the last 12 months. For the 30-day period ended December 31, 1995, the fund's SEC yield was 3.82% and the distribution rate was 3.83% with no sales charge. The SEC yield reflects income earned by the fund, while the distribution rate reflects dividends paid by the fund. The fund's total return over the past
                       12 months and average annual total returns over the past five- and ten-year periods, as of December 31, 1995, were +27.13%, +14.14% and +12.27%, respectively.
                       Of course, past results are not an indication of

-------------------------------------------------------------------------------

                       future results. Further information regarding the fund's investment results is contained in the fund's annual report which may be obtained without charge by writing to the Secretary of the fund at the address in-dicated on the cover of this prospectus.

         DIVIDENDS,    DIVIDENDS AND DISTRIBUTIONS Dividends are usually paid
      DISTRIBUTIONS    in February, May, August and December. Capital gains,
          AND TAXES    if any, are usually distributed in December. When a
                       dividend or capital gain is distributed, the net asset
             Income    value per share is reduced by the amount of the pay-
  distributions are    ment.
    usually made in
     February, May,    The terms of your plan will govern how your plan may
         August and    receive distributions from the fund. Generally, peri-
          December.    odic distributions from the fund to your plan are rein-
                       vested in additional fund shares, although your plan may permit fund distributions from net investment in-come to be received by you in cash while reinvesting capital gain distributions in additional shares or all fund distributions to be received in cash. Unless you select another option, all distributions will be rein-vested in additional fund shares.

                       FEDERAL TAXES The fund intends to operate as a "regu-lated investment company" under the Internal Revenue Code. In any fiscal year in which the fund so qualifies and distributes to shareholders all of its net invest-ment income and net capital gains, the fund itself is relieved of federal income tax. The tax treatment of redemptions from a retirement plan may differ from re-demptions from an ordinary shareholder account.

                       PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION AND YOUR TAX ADVISER FOR FURTHER INFORMATION.

               FUND    FUND ORGANIZATION AND VOTING RIGHTS The fund, an open-
       ORGANIZATION    end, diversified management investment company, was or-
                AND    ganized as a Delaware corporation in 1932 and reorga-
         MANAGEMENT    nized as a Maryland corporation in 1990. The fund's
                       board supervises fund operations and performs duties
      The fund is a    required by applicable state and federal law. Members
      member of The    of the board who are not employed by Capital Research
     American Funds    and Management Company or its affiliates are paid cer-
    Group, which is    tain fees for services rendered to the fund as de-
  managed by one of    scribed in the statement of additional information.
    the largest and    They may elect to defer all or a portion of these fees
   most experienced    through a deferred compensation plan in effect for the
         investment    fund. Shareholders have one vote per share owned and,
          advisers.    at the request of the holders of at least 10% of the
                       shares, the fund will hold a meeting at which any mem-ber of the board could be removed by a majority vote.
                       There will not usually be a shareholder meeting in any year except, for example, when the election of the board is required to be acted upon by shareholders under the Investment Company Act of 1940.

                       THE INVESTMENT ADVISER Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds,

-------------------------------------------------------------------------------

                       including those in The American Funds Group. Capital Research and Management Company is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92621. Capital Re-search and Management Company manages the investment portfolio and business affairs of the fund and receives a fee at the annual rate of 0.42% on the first $500 million of the fund's average net assets, 0.324% of such assets over $500 million to $1 billion, 0.30% of such assets over $1 billion to $1.5 billion, 0.282% of such assets over $1.5 billion to $2.5 billion, 0.27% of such assets over $2.5 billion to $4 billion, and 0.264% of such assets over $4 billion.

                       Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc., (formerly "The Capital Group, Inc."), which is located at 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Research and Management Company are conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

                       Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by the Investment Company Institute's Advisory Group on Personal Investing. (See the statement of additional information.)

                       PORTFOLIO TRANSACTIONS Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. In the over-the-counter mar-ket, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

                       Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or of other funds served by Capital Research and Management Company.

                       PRINCIPAL UNDERWRITER American Funds Distributors, Inc., a wholly owned subsidiary of Capital Research and Management Company, is the principal underwriter of the fund's shares. American Funds Distributors, Inc. is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 800 IH-10 West, San Antonio, TX 78230, 8332
                       Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. Telephone conversations with American Funds Distributors may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

-------------------------------------------------------------------------------

                       PLAN OF DISTRIBUTION The fund has a plan of distribu-tion or "12b-1 Plan" under which it may finance activi-ties primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were in-curred within the last 12 months and accrued while the plan was in effect. Expenditures by the fund under the plan may not exceed 0.25% of its average net assets an-nually (all of which may be for service fees).

                       TRANSFER AGENT American Funds Service Company, 800/421-0180, a wholly owned subsidiary of Capital Research and Management Company, is the transfer agent and performs shareholder service functions. American Funds Service Company is located at 333 South Hope Street, Los Ange-les, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 8000 IH-10 West, San Antonio, TX 78230, 8332
                       Woodfield Crossing Boulevard, Indianapolis, IN 46240 and 5300 Robin Hood Road, Norfolk, VA 23513. It was paid a fee of $1,928,000 for the fiscal year ended De-cember 31, 1995. Telephone conversations with American Funds Service Company may be recorded or monitored for verification, recordkeeping and quality assurance pur-poses.

  PURCHASING SHARES    ALL ORDERS TO PURCHASE SHARES MUST BE MADE THROUGH YOUR
                       RETIREMENT PLAN. FOR MORE INFORMATION ABOUT HOW TO
                       PURCHASE SHARES OF THE FUND THROUGH YOUR PLAN OR
                       LIMITATIONS ON THE AMOUNT THAT MAY BE PURCHASED, PLEASE
                       CONSULT WITH YOUR EMPLOYER. Shares are sold to eligible retirement plans at the net asset value per share next determined after receipt of an order by the fund or American Funds Service Company. Orders must be received before the close of regular trading on the New York
                       Stock Exchange in order to receive that day's net asset value. Plans of organizations with collective retirement plan assets of $100 million or more may purchase shares at net asset value. In addition, any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal
                       Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The American
                       Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within 12 months of such purchase. (See "Redeeming Shares--Contingent Deferred
                       Sales Charge.") Plans may also qualify to purchase shares at net asset value by completing a statement of intention to purchase $1 million in fund shares subject to a commission over a maximum of 13 consecutive months. Certain redemptions of such shares may also be subject to a contingent deferred sales charge as described above. (See the statement of additional information.)

                       The minimum initial investment is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts

-------------------------------------------------------------------------------

                       (IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group.

                       American Funds Distributors, at its expense (from a designated percentage of its income), will, during calendar year 1996, provide additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

                       Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. (See "Fund Organization and Management--Plan of Distribution.") These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

                       Shares of the fund are offered to other shareholders pursuant to another prospectus at public offering prices that may include an initial sales charge.

                       SHARE PRICE Shares are offered to eligible retirement plans at the net asset value next determined after the order is received by the fund or American Funds Service Company. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer must be indicated. Dealers are responsible for promptly transmitting orders. (See the statement of additional information under "Purchase of Shares--Price of Shares.")

                       The fund's net asset value per share is determined as of the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of the fund's total assets, less all liabilities, is divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share.

        SHAREHOLDER    Subject to any restrictions contained in your plan, you
           SERVICES    can exchange your shares for shares of other funds in
                       The American Funds Group which are offered through the plan at net asset value. In addition, again depending on your plan, you may be able to exchange shares automatically or cross-reinvest dividends in shares of other funds. Contact your plan administrator/trustee regarding how to use these services. Also, see the fund's statement of additional information for a

-------------------------------------------------------------------------------

                       description of these and other services that may be available through your plan. These services are available only in states where the fund to be purchased may be legally offered and may be terminated or modified at any time upon 60 days' written notice.

   REDEEMING SHARES    Subject to any restrictions imposed by your plan, you
                       can sell your shares through the plan any day the New
                       York Stock Exchange is open. For more information about
                       how to sell shares of the fund through your retirement
                       plan, including any charges that may be imposed by the
                       plan, please consult with your employer.
                       --------------------------------------------------------
                       By              Your plan administrator/trustee must
                       contacting      send a letter of instruction
                       your plan       specifying the name of the fund, the
                       administrator/  number of shares or dollar amount to
                       trustee         be sold, and, if applicable, your
                                       name and account number. For your
                                       protection, if you redeem more than
                                       $50,000, the signatures of the
                                       registered owners (i.e., trustees or
                                       their legal representatives) must be
                                       guaranteed by a bank, savings
                                       association, credit union, or member
                                       firm of a domestic stock exchange or
                                       the National Association of
                                       Securities Dealers, Inc., that is an
                                       eligible guarantor institution. Your
                                       plan administrator/trustee should
                                       verify with the institution that it
                                       is an eligible guarantor prior to
                                       signing. Additional documentation may
                                       be required to redeem shares from
                                       certain accounts. Notarization by a
                                       Notary Public is not an acceptable
                                       signature guarantee.

                       ---------------------------------------------------------
                       By contacting   Shares may also be redeemed through
                       an investment   an investment dealer; however, you or
                       dealer          your plan may be charged for this
                                       service. SHARES HELD FOR YOU IN AN
                                       INVESTMENT DEALER'S STREET NAME MUST
                                       BE REDEEMED THROUGH THE DEALER.

                       THE PRICE YOU RECEIVE FOR THE SHARES YOU REDEEM IS THE NET ASSET VALUE NEXT DETERMINED AFTER YOUR ORDER AND ALL REQUIRED DOCUMENTATION ARE RECEIVED BY THE FUND OR AMERICAN FUNDS SERVICE COMPANY. (SEE "PURCHASING SHARES--SHARE PRICE.")

                       CONTINGENT DEFERRED SALES CHARGE A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under
                       Section 401(a) of the Internal Revenue Code including "401(k)" plans with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed

-------------------------------------------------------------------------------

                       switches among investment options within a participant-directed employer-sponsored retirement plan; and for redemptions in connection with loans made by qualified retirement plans.

                       OTHER IMPORTANT THINGS TO REMEMBER The net asset value for redemptions is determined as indicated under "Purchasing Shares--Share Price." Because the fund's net asset value fluctuates, reflecting the market value of the portfolio, the amount you receive for shares redeemed may be more or less than the amount paid for them.

                       Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of
                       1940), redemption proceeds will be paid on or before the seventh day following receipt of a proper redemption request.

                                       This prospectus has been printed on
                      [RECYCLE LOGO]   recycled paper that meets the
                                       guidelines of the United States
                                       Environmental Protection Agency



                      THIS PROSPECTUS RELATES ONLY TO SHARES OF THE FUND OFFERED WITHOUT A SALES CHARGE TO ELIGIBLE RETIREMENT PLANS. FOR A PROSPECTUS REGARDING SHARES OF THE FUND TO BE ACQUIRED OTHERWISE, CONTACT THE SECRETARY OF THE FUND AT THE ADDRESS INDICATED ON THE FRONT.

American
Balanced
Fund(R)

March 1, 1996
AMERICAN BALANCED FUND(R)

Profile

Four Embarcadero Center, Suite 1800                   March 1, 1996
San Francisco, CA  94111

1. Goal
The fund strives for the accomplishment of three objectives - conservation of capital, current income, and long-term growth of capital and income by investing in a broadly diversified portfolio of securities including stocks and bonds.

2. Investment Strategies
The fund invests in a broadly diversified portfolio of securities, including common stocks, preferred stocks, corporate bonds and U.S. Government securities. Assets may also be held in cash or cash equivalents.

3. Risks
Bond and stock prices rise and fall. Bonds are subject to credit risk (the possibility that the bond issuer will default on its obligation) and market risk (when interest rates rise, bond prices fall and vice versa). Lower rated bonds are subject to greater price fluctuations and risk of loss than higher rated bonds. Stocks are also subject to certain market risks.
You can lose money by investing in the fund; your investment is not guaranteed. The likelihood of loss is greater if you intend to invest for a shorter period of time.

4. Appropriateness
If you are not a long-term investor seeking conservation of capital, current income, and long-term growth of capital and income, this fund may not be appropriate for you. Please consult your investment dealer.

5. Fees and Expenses
Shareholder transaction expenses are charges you pay when you buy or sell shares of a fund. Annual fund operating expenses are paid out of the fund's assets. The fund's expenses are factored into its share price and distributions and are not charged directly to shareholder accounts. Shareholder Transaction Expenses

Maximum sales charge
on purchases

(as a percentage of offering price)    5.75%




SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES. The fund has no sales charge on reinvested dividends, and no deferred sales charge or redemption or exchange fees. A contingent deferred sales charge of 1% applies on certain redemptions within 12 months following purchases without a sales charge.

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management fees                  0.32%

12b-1 expenses                   0.24%

Other expenses                   0.11%

Total fund operating expenses    0.67%




Example
You would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return. This example should not be considered a representation of past or future expenses.

One year     $ 64

Three years    78

Five years     93

Ten years     136





6. Past Results
Here are the fund's annual total returns for each of the past 10 calendar years:
[CHART]

1986     +16.9%

1987      +4.0%

1988     +12.9%

1989     +21.5%

1990      -1.6%

1991     +24.7%

1992      +9.5%

1993     +11.3%

1994      +0.3%

1995     +27.1%


[END CHART]
Sales charges have not been deducted from results shown above.

The fund's average annual total return* is +12.75% under Capital Research and Management Company's management (July 26, 1975 through December 31, 1995). PAST RESULTS ARE NOT A GUARANTEE OF FUTURE RESULTS.



                Average Annual
                Total Returns*

 One year        + 19.84%

 Five years      + 12.80%

 Ten years       + 11.60%

                30-Day Yield*

                 3.60%




* These results were calculated for periods ended December 31, 1995 in accordance with Securities and Exchange Commission rules which require that the maximum sales charge be deducted.

7. Investment Adviser
Capital Research and Management Company, one of the world's largest and most experienced investment advisers, manages the fund, which is a member of The American Funds Group. Capital Research and Management Company manages this diversified mutual fund using the multiple portfolio counselor system. Under this system, the fund's assets are divided into several portions. Each portion is independently managed by a portfolio counselor or a group of research professionals, subject to oversight by the investment adviser's investment committee.

8. Purchases
The fund's shares are sold through investment dealers. Your investment dealer can help you with your account, or you may call American Funds Service Company at 800/421-0180 with questions about your account. Generally, the minimum initial investment is $500.

9. Redemptions
You may redeem shares at no cost at any time through your investment dealer or by calling American FundsLineR at 800/325-3590. (You will need the fund's number - 11 - if you use this service.) Transactions will be processed as of the next close of the New York Stock Exchange.

10. Distributions
Dividends and capital gain distributions are automatically reinvested unless you notify American Funds Service Company that you would like to invest them in another of the American Funds or receive payment in cash. Income distributions are usually made in February, May, August and December. Capital gains, if any, are usually distributed in December.

11. Other Services
You may exchange your shares for any of the other American Funds or obtain information about your investment any time by calling American FundsLineR. If you purchase shares at net asset value through a retirement plan, some or all of the services or features described may not be available. Contact your employer for details.

This Profile contains key information about the fund. More details appear in the fund's accompanying prospectus.

 This profile has been printed on recycled paper that meets the guidelines of the United
 States Environmental Protection Agency.

                          AMERICAN BALANCED FUND, INC.

                                    Part B
                      Statement of Additional Information
                                 MARCH 1, 1996

This document is not a prospectus but should be read in conjunction with the current Prospectus of American Balanced Fund, Inc. (the fund or AMBAL) dated March 1, 1996. The Prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                          American Balanced Fund, Inc.
                            Attention:  Secretary
                           Four Embarcadero Center
                                P.O. Box 7650
                           San Francisco, CA  94120
                          Telephone:  (415) 421-9360

 The fund has two forms of prospectuses. Each reference to the prospectus in this Statement of Additional Information includes both of the fund's prospectuses. Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

                              Table of Contents
Item
----------------------------------------------------
DESCRIPTION OF CERTAIN SECURITIES
FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS
FUND OFFICERS AND DIRECTORS
MANAGEMENT
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES
PURCHASE OF SHARES
SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES
EXECUTION OF PORTFOLIO TRANSACTIONS
GENERAL INFORMATION
INVESTMENT RESULTS
FINANCIAL STATEMENTS

                       DESCRIPTION OF CERTAIN SECURITIES

 BOND RATINGS - The fund may invest in debt securities which are rated in the top four quality categories by any national rating service (or determined to be equivalent by Capital Research and Management Company) including bonds rated at least BBB by Standard & Poor's Corporation or Baa by Moody's Investors Service, Inc. (see below). Although the fund is not normally required to dispose of a security in the event that its rating is reduced below the current minimum rating required for its purchase (or it is not rated and its quality becomes equivalent to such a security), if, as a result of a downgrade or otherwise, the fund holds more than 5% of its net assets in these securities (also known as "high-yield, high-risk securities"), the fund will dispose of the excess as expeditiously as possible.

 Standard & Poor's Corporation: "AAA", "AA", "A" and "BBB" are the four highest bond rating categories, and are described as follows:

 "Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong."

 "Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree."

 "Debt rated 'A' has a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher categories."

 "Debt rated 'BBB' is regarded as having capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and pay principal than for debt in higher rated categories."

 Moody's Investors Service, Inc.: "Aaa", "Aa", "A" and "Baa" are the four highest bond rating categories, and are described as follows:

 "Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

 "Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."

 "Bonds rated A are judged to be of upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

 "Bonds rated Baa are judged to be of medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

 CASH EQUIVALENTS - These securities include (1) commercial paper (short-term notes up to 9 months in maturity issued by corporations or governmental bodies), (2) commercial bank obligations (E.G., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity)), (3) savings association and savings bank obligations (E.G., certificates of deposit issued by savings banks or savings associations), (4) securities of the U.S. Government, its agencies or instrumentalities that mature, or that may be redeemed, in one year or less, and (5) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

 WHEN-ISSUED SECURITIES, FIRM COMMITMENT AGREEMENTS AND "ROLL TRANSACTIONS" - The fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The fund as purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase.

 The fund will identify liquid assets such as cash, U.S. Government securities or other appropriate high-grade debt obligations in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as short-term money market instruments), the fund temporarily will be in a leveraged position (because it will have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets will likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

 The fund also may enter into "roll" transactions, which consist of the sale of securities together with a commitment (for which the fund typically receives a fee) to purchase similar, but not identical, securities at a later date. The fund intends to treat roll transactions as two separate transactions: one involving the purchase of a security and a separate transaction involving the sale of a security. Since the fund does not intend to enter into roll transactions for financing purposes, it may treat these transactions as not falling within the definition of "borrowing" set forth in Section 2(a)(23) of the Investment Company Act of 1940.

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

 The fund has adopted certain fundamental policies and investment restrictions which cannot be changed without shareholder approval. (Approval requires the affirmative vote of 67% or more of the voting securities present at a meeting of shareholders, provided more than 50% of such securities are represented at the meeting or the vote of more than 50% of the outstanding voting securities, whichever is less.)

 1. To invest in a diversified list of securities, including common stocks, preferred stocks, and bonds, to the extent considered advisable by management.

 2. To allocate its investments among different industries as well as among individual companies. The amount invested in an industry will vary from time to time in accordance with the judgment of management, but 25% or more of the value of the fund's total assets shall not be invested in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

 3. Not to invest in companies for the purpose of exercising control or management.

 4. Not to invest more than 5% of the value of its total assets in the securities of any one issuer (except the U.S. Government).

 5. Not to acquire more than 10% of the outstanding voting securities, or 10% of all of the securities, of any one issuer.

 6. Not to borrow more than 5% of the gross assets of the fund taken at cost or at value, whichever is lower, and to borrow only from banks and as a temporary measure for extraordinary or emergency purposes. The fund shall not mortgage, pledge, hypothecate, or in any other manner transfer as security for any indebtedness, any of its assets.

 7. Not to underwrite the sale, or participate in any underwriting or selling group in connection with the public distribution, of any security. The fund may invest not more than 10% of its net assets in, and subsequently distribute, as permitted by law, securities and other assets for which there is no ready market.

 8. Not to purchase securities on margin (except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities).

 9. Not to engage in the purchase or sale of real estate. Investments in real estate investment trusts which may invest only in mortgages or other security interests are not deemed purchases of real estate.

 10. Not to purchase or sell commodities or commodity contracts.

 11. Not to participate on a joint or a joint and several basis in any trading account in securities. (The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Investment Adviser to save brokerage costs or average prices among them is not deemed to result in a securities trading account.)

 12. Not to make loans of money or securities to any person or firm; provided, however, that the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government shall not be construed to be the making of a loan.

 13. Not to effect short sales of securities.

 14. Not to purchase from or sell securities to the Investment Adviser or the Principal Underwriter or their officers or directors, the fund's officers or directors, and any companies of which they are affiliates, except in connection with (i) an exercise of rights concerning securities owned by the fund, (ii) the reorganization, recapitalization, consolidation or merger of a company whose securities are owned by the fund, (iii) a transaction in fund shares, or
(iv) a permitted transaction with other investment companies advised by the Investment Adviser.

 15. Not to knowingly invest in securities of other managed investment companies, or, in any event, invest in securities of managed registered investment companies, except in connection with a merger, consolidation, acquisition of assets or other reorganization approved by the fund's shareholders.

 16. Not to invest more than 75% of the value of the fund's net assets in common stocks, such percentage including the value of that portion of convertible securities attributable to the conversion feature.

 17. Not to purchase or retain the securities issued by a corporation any of whose officers, directors or shareholders is an officer or director of the fund or the Investment Adviser if, after such purchase, one or more of such officers and directors owning beneficially more than 1/2 of 1% of the securities of such corporation together own beneficially more than 5% of such securities.

 18. Not to write, purchase or sell options.

 For purposes of Investment Restriction #7, rule 144A and other restricted securities are treated as not readily marketable by the fund, with the exception of rule 144A securities that have been determined to be liquid pursuant to procedures adopted by the fund's Board of Directors. Notwithstanding Investment Restriction #15, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.

 Although not fundamental policies, the fund has further agreed that it will not invest more than 5% of the value of the fund's net assets in warrants, valued at the lower of cost or market, with no more than 2% being unlisted on the New York or American Stock Exchanges (warrants acquired by the fund in units or attached to securities may be deemed to be without value); or invest in oil, gas or other mineral leases.

                          FUND OFFICERS AND DIRECTORS
                      Directors and Director Compensation

NAME, ADDRESS AND AGE         POSITION WITH   PRINCIPAL OCCUPATION(S) DURING   AGGREGATE          TOTAL COMPENSATION   TOTAL NUMBER

                              REGISTRANT    PAST 5 YEARS (POSITIONS WITHIN THE   COMPENSATION       FROM ALL FUNDS       OF FUND

                                            ORGANIZATIONS LISTED MAY HAVE   (INCLUDING         MANAGED BY CAPITAL   BOARDS ON
                                            CHANGED DURING THIS PERIOD)   VOLUNTARILY DEFERRED   RESEARCH AND         WHICH

                                                                        COMPENSATION/1/) FROM   MANAGEMENT COMPANY/2/   DIRECTOR

                                                                        FUND DURING FISCAL   FOR THE YEAR ENDED   SERVES
                                                                        YEAR ENDED 12/31/95    12/31/95

 Robert A. Fox                Director      President and Chief Executive
 P.O. Box 457                               Officer, Foster Farms Inc.    $8,900/3/          $78,400              5
 1000 Davis Street                          Former President, Revlon
 Livingston, CA 95334                       International; Chairman and Chief

 Age:  58                                   Executive Officer, Clarke Hooper

                                            America (advertising).

 Roberta L. Hazard            Director      Consultant; Rear Admiral, United

 1419 Audmar Drive                          States Navy (Retired).      9,035              41,700               3
 McLean, VA 22101
 Age:  61

++ Richard H. M. Holmes       Director      Retired; former Vice President,

 580 Laurent Road                           Capital Research and        7,650              55,800               4
 Hillsborough, CA 94010                     Management Company (retired
 Age:  70                                   1986).

 Leonade D. Jones             Director      Treasurer, The Washington Post
 1150-15th Street, N.W.                     Company.                    9,335              63,767               5
 Washington, D.C. 20071
 Age:  48

 John G. McDonald             Director      The IBJ Professor of Finance,
 Graduate School of Business                 Graduate School of Business,   9,167/3/           136,300              7
 Stanford University                        Stanford University.
 Stanford, CA 94305
 Age:  58

***+ George A. Miller         Director      Senior Vice President and
 Age: 60                                    Director, Capital Research and   none/4/            none/4/              1
                                            Management Company.

 Theodore D. Nierenberg       Director      Private investor; former
 15 Middle Patent Road  Armonk, NY 10504                 President, Dansk International   9,035              40,500               3

 Age:  72                                   Designs, Ltd.

***+ James W. Ratzlaff        Director      Senior Partner, The Capital Group

 Age:  59                                   Partners L.P.               none/4/            none/4/              8

 Henry E. Riggs               Director      President and Professor of
 Kingston Hall 201                          Engineering, Harvey Mudd    8,900/3/           65,300               5
 Harvey Mudd College                        College.
 Claremont, CA 91711
 Age:  61

+ Walter P. Stern             Chairman of the Board   Chairman, Capital Group

 630 Fifth Avenue                           International, Inc.; Vice   none/4/            none/4/              8
 New York, NY 10111                         Chairman, Capital Research
 Age:  67                                   International;Chairman, Capital

                                            International,Inc.; Director,
                                            Temple-Inland Inc.
                                            (forest products).

 Patricia K. Woolf            Director      Private investor; Lecturer,
 506 Quaker Road                            Department of Molecular     9,200              63,400               5
 Princeton, NJ 08540                        Biology, Princeton University.
 Age:  61

 Robert L. Cody               Director Emeritus   Retired; former Vice Chairman of

 8545 Carmel Valley Road                    the Board, Capital Research and   4,000              4,000                1

 Carmel, CA 93923                           Management Company (retired
 Age:  80                                   1986).


+ "Interested persons" within the meaning of the Investment Company Act of 1940 (the 1940 Act) on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

++ Not considered an "interested person" within the meaning of the 1940 Act; but he does not participate on the Contracts or Nominating Committees due to his former affiliation with the Investment Adviser.

*** P.O. Box 7650, San Francisco, CA 94120

/1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the Fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Director.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, Inc, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicle for certain variable insurance contracts; and Bond Portfolio for Endowments, Inc. and Endowments, Inc. whose shares may be owned only by tax-exempt organizations.

/3/ Since the plan's adoption, the total amounts of deferred compensation accrued by the fund (plus earnings thereon) for participating Directors are as
follows:   Robert A. Fox ($56,420), Leonade D. Jones ($10,283), John G.
McDonald ($19,323) and Henry E. Riggs ($21,131). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Director.

/4/ George A. Miller, James W. Ratzlaff and Walter P. Stern are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.


                              OFFICERS

(with their principal occupations for the past five years)#

 WALTER P. STERN, Chairman of the Board.
Fund officers whose other positions are not described above are:

 ROBERT G. O'DONNELL /3/, President. Senior Vice President and Director, Capital Research and Management Company.

 ABNER D. GOLDSTINE /4/, Senior Vice President. Senior Vice President and Director, Capital Research and Management Company.

 PAUL G. HAAGA, JR. /1/, Senior Vice President; Senior Vice President and Director, Capital Research and Management Company; Director, American Funds Service Company.

 STEVEN N. KEARSLEY /2/, Vice President. Vice President and Treasurer, Capital Research and Management Company; Director, American Funds Service Company.

 ERIC S. RICHTER /5/, Vice President. Vice President, Investment Management Group, Capital Research and Management Company.

 PATRICK F. QUAN /3/, Secretary. Vice President, Fund Business Management Group, Capital Research and Management Company.

 MARY C. HALL /2/, Treasurer. Senior Vice President, Fund Business Management Group, Capital Research and Management Company.

 R. MARCIA GOULD /2/, Assistant Treasurer; Vice President, Fund Business Management Group, Capital Research and Management Company.
_________________
 # Positions within the organizations listed may have changed during this period.

/1/ Address is 333 South Hope Street, Los Angeles, CA 90071.

/2/ Address is 135 South State College Boulevard, Brea, CA 92621.

/3/ P.O. Box 7650, San Francisco, CA 94120.

/4/ 11100 Santa Monica Boulevard, Los Angeles, CA 90025.

/5/ 3000 K Street, N.W., Suite 230, Washington, D.C. 20007.

 All of the directors and officers are also officers and/or directors and/or trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser. No compensation is paid by the fund to any officer or director who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays fees of $5,000 per annum to directors who are not affiliated with the Investment Adviser, plus $700 for each Board of Directors meeting attended, plus $300 for each meeting attended as a member of a committee of the Board of Directors. Directors Emeritus receive from the fund $2,000 per year, plus $400 per Board meeting attended. The directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the directors and the Directors Emeritus who are not affiliated with the Investment Adviser. As of December 31, 1995 the officers and directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares.

                                   MANAGEMENT

 INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad, with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world.
The Investment Adviser believes that it is able to attract and retain quality personnel.

 An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

 The Investment Adviser is responsible for more than $100 billion of stocks, bonds and money market instruments and serves over five million investors of all types. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

 INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the Agreement) between the fund and the Investment Adviser, dated July 1, 1993, may be renewed from year to year, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors of the fund, or by the vote of a majority (as defined in the 1940
Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in said Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. Renewal of the Agreement was approved by the unanimous vote of the Board of Directors of the fund on October 11, 1995 through November 30, 1996. The Agreement also provides that either party has the right to terminate it without penalty, upon 60 days' written notice to the other party, and that the Advisory Agreement automatically terminates in the event of its assignment (as defined in said
Act).

 The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, and provides general purpose accounting forms, supplies, and postage used at the offices of the fund relating to the services furnished by the Investment Adviser. The fund pays all expenses not specifically assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plan of Distribution (described below); legal and auditing expenses; compensation, fees, and expenses paid to directors unaffiliated with the Investment Adviser; association dues; and costs of stationery and forms prepared exclusively for the fund.

 The Agreement provides for an advisory fee reduction to the extent that the fund's annual ordinary operating expenses exceed 1-1/2% of the first $30 million of the average net assets of the fund and 1% of the average net assets in excess thereof. Expenses which are not subject to this limitation are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.

 During the years ended December 31, 1995, 1994 and 1993, the Investment Adviser received from the fund advisory fees of $8,091,000, $6,234,000 and $4,947,000, respectively.

 PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the Principal Underwriter) is the principal underwriter of the fund's shares. The fund has adopted a Plan of Distribution (the Plan), pursuant to rule 12b-1 (see "Principal Underwriter" in the Prospectus). The Principal Underwriter receives amounts payable pursuant to the Plan (described below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the year ended December 31, 1995 amounted to $1,918,000 after allowance, of $9,904,000 to dealers. During the years ended December 31, 1994 and 1993, the Principal Underwriter retained $1,598,000 and $2,279,000, after allowance of $8,038,000 and $11,810,000 to dealers, respectively.

 As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by the Board of Directors, and separately by a majority of the directors who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and directors who are "interested" persons of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not interested persons during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Directors.

 Under the Plan the fund may expend up to 0.25% of its net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under
Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees). Only expenses incurred during the preceding 12 months and accrued while the Plan is in effect may be paid by the fund. During the year ended December 31, 1995, the fund paid or accrued $6,031,000 for compensation to dealers under the Plan.

 The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries of affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer with adverse financial consequences as a result of any of these occurrences.

 In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

 The fund intends to meet all the requirements, and has elected the tax status of a "regulated investment company," under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the Code). Under Subchapter M, if the fund distributes within specified times at least 90% of its investment company taxable income, it will be taxed only on that portion of such investment company taxable income that it retains.

 To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the gains or sale or other disposition of stock or securities held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities (but such other securities must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

 Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax for the year. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

 The fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

 Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend no later than the end of January of the following year.

 Corporate shareholders of the fund may be eligible for the dividends-received deduction on the dividends (excluding the net capital gains dividends) paid by the fund to the extent that the fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.

 If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are re-acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

 The fund may be required to pay withholding and other taxes imposed by foreign countries generally at rates from 10% to 40% which would reduce the fund's investment income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Not more than 50% of the total assets of the fund is expected to consist of securities of foreign issuers. Therefore, the fund will not be eligible to elect to "pass through" foreign tax credits to shareholders and, to the extent the fund does pay foreign withholding or other foreign taxes on investments in foreign securities, shareholders will not be able to deduct their pro rata share of such taxes in computing their taxable income and will not be able to take their share of such taxes as a credit against their U.S. income taxes.

 Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership (a foreign shareholder) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply. Distributions of net long-term capital gains not effectively connected with a U.S. trade or business are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

 As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains is 28%; and the maximum corporate tax applicable to ordinary income and net capital gains is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000. Naturally, the amount of tax payable by a shareholder with respect to either distributions from the fund or disposition of fund shares will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish an IRA each year (prior to the tax return filing deadline for the year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

 The foregoing is limited to a summary of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and capital gain distributions may also be subject to state or local taxes. Investors are urged to consult their tax advisers with specific reference to their own tax situations.

                               PURCHASE OF SHARES

 PRICE OF SHARES - Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or American Funds Service Company; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

 The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The net asset value per share is determined as follows:

 1. Stocks, and convertible bonds and debentures, traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market stated at the last reported sales price on such exchange on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last-quoted bid price. Non-convertible bonds and debentures, and other long-term debt securities normally are valued at prices obtained for the day of valuation from a bond pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at the mean of such prices for securities of comparable maturity, quality, and type. U.S. Treasury bills, and other short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit issued by banks, corporate short-term notes and other short-term investments with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, for securities of comparable maturity, quality and type. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the fund if acquired within 60 days of maturity or, if already held by the fund on the 60th day, based on the value determined on the 61st day. Other securities are valued on the basis of last sale or bid prices in what is, in the opinion of the Investment Adviser, the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, securities are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors. The fair value of all other assets is added to the value of securities to arrive at the total assets;

 2. There are deducted from total assets, thus determined, the liabilities, including proper accruals of taxes and other expense items; and

 3. The value of the net assets so obtained is then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

 STATEMENT OF INTENTION - The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $50,000 or more made within a 13-month period subject to the following statement of intention (the Statement) terms. The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize the Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

 In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

 Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

 DEALER COMMISSIONS - The following commissions will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more: 1.00% on amounts to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value. See "The American Funds Shareholder Guide" in the fund's prospectus for more information.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

 AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the 10th day of the month (or on or about the 15th day of the month in the case of accounts for retirement plans where Capital Guardian Trust Company serves as custodian or trustee). Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If the shareholder's bank account cannot be charged due to insufficient funds, a stop-payment order or the closing of the account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

 AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

 CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the paying fund) into any other fund in The American Funds Group (the receiving fund) subject to the following conditions:
(i) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

                      EXECUTION OF PORTFOLIO TRANSACTIONS

 There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other of the funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.

 The fund is required to disclose information regarding investments in the securities of broker-dealers which have certain relationships with the fund. During the last fiscal year, J.P. Morgan and Co., General Electric Co. and General Electric Capital Corp., were among the top 10 dealers that acted as principals in portfolio transactions. The fund held equity securities of J.P. Morgan and Co. and General Electric Co. in the amounts of $9,630,000 and $21,600,000, respectively, and debt securities of General Electric Capital Corp. in the amount of $47,537,000, as of the close of its most recent fiscal year.

 Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, during the years ended December 31, 1995, 1994 and 1993 amounted to $2,653,000, $1,050,000 and $1,443,000, respectively.

                              GENERAL INFORMATION

 CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, N.A., One Chase Manhattan Plaza, New York, NY 10081, as Custodian.

 TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the record of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. When fund shares are purchased by an insurance company separate account to serve as the underlying investment vehicle for variable insurance contracts, the fund may pay a fee to the insurance company or another party for performing certain transfer agent services with respect to contract owners having interests in the fund.

 INDEPENDENT ACCOUNTANTS - Deloitte & Touche LLP located at 1000 Wilshire Boulevard, Los Angeles, CA 90017, serves as the fund's independent accountants providing audit services, preparing tax returns and reviewing certain documents of the fund to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of Deloitte & Touche LLP given on the authority of said firm as experts in accounting and auditing.

 REMOVAL OF DIRECTORS BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors as though the fund were a common-law trust. Accordingly, the directors of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

 REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on December 31. Shareholders are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information. The annual financial statements are audited annually by the fund's independent accountants, Deloitte & Touche LLP, whose selection is determined annually by the Board of Directors.

 PERSONAL INVESTING POLICY - Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

 The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:

DETERMINATION OF NET ASSET VALUE,
REDEMPTION PRICE AND
MAXIMUM OFFERING PRICE PER SHARE--DECEMBER 31, 1995

Net asset value and redemption price per share                    $14.15
  (Net assets divided by shares outstanding)

Maximum offering price per share                                  $15.01
  (100/94.25 of net asset value per share which takes into
     account the fund's current maximum sales charge.)


                               INVESTMENT RESULTS

 The fund's yield is 3.60% based on a 30-day (or one month) period ended December 31, 1995, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

 YIELD = 2[(a-b/cd+1)/6/-1]
 Where:  a = dividends and interest earned during the period.
  b  = expenses accrued for the period (net of reimbursements).
  c  = the average daily number of shares outstanding during the period that were entitled to receive dividends.
  d  = the maximum offering price per share on the last day of the period.

  The fund's average annual total returns for the one, five and ten-year periods ended on December 31, 1995 were +19.84%, +12.80% and +11.60%, respectively. The average annual total return (T) is computed by using the value at the end of the period (ERV) of a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.

 To calculate total return, an initial investment is divided by the offering price (which includes the sales charge) as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividends and capital gain distributions are then reinvested at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through reinvestment is multiplied by the net asset value per share as of the end of the period in order to determine ending value. The difference between the ending value and the initial investment divided by the initial investment converted to a percentage equals total return. The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the period. Total return may be calculated for one year, five years, ten years and for other periods of years. The average annual total return over periods greater than one year also may be computed by utilizing ending values as determined above.

 The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.

 The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.

 The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks, The Standard and Poor's 500 Stock Composite Index, the Lehman Brothers Corporate Bond Index, the Lehman Brothers Aggregate Bond Index and the Salomon Brothers High-Grade Corporate Bond Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders.

 The fund may refer to results compiled by organizations such as CDA Investment Technologies, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc. and Wiesenberger Investment Companies Services and by the U.S. Department of Commerce. Additionally, the fund may, from time to time, refer to results published in various newspapers or periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

 The fund may, from time to time, illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

 The fund may, from time to time, compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (E.G. food, clothing, and fuels, transportation, and other goods and services that people buy for day-to-day living).

 The investment results for AMBAL set forth below were calculated as described above. Data contained in Salomon's Market Performance and Lehman Brothers' The Bond Market Report are used to calculate cumulative total return from their base period (12/31/68 and 12/31/72, respectively) for each index. The percentage increases shown in the table below or used in published reports of the fund are obtained by subtracting the index results at the beginning of the period from the index results at the end of the period and dividing the difference by the index results at the beginning of the period.

                      AMBAL vs. Various Unmanaged Indices

10-Year        AMBAL      DJIA/1/    S&P 500/2/    Lehman       Lehman        Salomon      Average
Period                                             Brothers     Brothers      High-Grade/5/   Savings
1/1 - 12/31                                        Corporate/3/   Aggregate/4/                Account/6/



1986 - 1995    +200%      +360%      +299%         +171%        +151%         +192%        +69%

1985 - 1994    +205       +349       +282          +175         +158          +199         +77

1984 - 1993    +232       +333       +301          +233         +207          +271         +88

1983 - 1992    +246       +367       +346          +225         +203          +248         +99

1982 - 1991    +309       +452       +404          +316         +274          +353         +112

1981 - 1990    +243       +328       +267          +261         +242          +274         +122

1980 - 1989    +298       +426       +402          +236         +223          +240         +125

1979 - 1988    +252       +340       +352          +189         +187          +180         +125

1978 - 1987    +232       +289       +313          +165         +170          +153         +125

1977 - 1986    +221       +221       +264          +167         +171          +158         +125

1976 - 1985    +246       +211       +281          +173         +171          +155         +123

1975#-1984     +275       +143       +198          +134         N/A           +108         +113


________________

# Since July 26, 1975, the period in which Capital Research and Management Company has been the fund's adviser.

/1/ The Dow Jones Average of 30 Industrial Stocks is comprised of 30 industrial companies such as General Motors and General Electric.

/2/ The Standard and Poor's 500 Stock Composite Index is comprised of industrial, transportation, public utilities, and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

/3/ The Lehman Brothers Corporate Bond Index is comprised of all public, fixed rate, non-convertible investment grade domestic corporate debt. Issues included in this index are rated at least Baa by Moody's Investors Service, BBB by Standard and Poor's Corporation or, in the case of bank bonds not rated by either of the previously mentioned services, BBB by Fitch Investors Service.

/4/ The Lehman Brothers Aggregate Bond Index covers all sectors of the fixed income market and is a combination of the Lehman Brothers Treasury Bond Index, the Agency Bond Index, the Corporate Bond Index, the Yankee Bond Index and the Mortgage Backed Securities Index.

/5/ The Salomon Brothers High-Grade Corporate Bond Index is comprised of a sample of high-grade corporate bonds which have a rating of AAA or AA by Standard and Poor's Corporation.

/6/ Based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board which reflect all kinds of savings deposits, including longer-term certificates. Savings accounts offer a guaranteed return of principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.

If you are considering the fund for an
Individual Retirement Account. . .
Here's how much you would have if you had invested $2,000 on January 1 of each year in AMBAL over the past 5 and 10 years:

5 years                                10 years
(1/1/91-12/31/95)                      (1/1/86-12/31/95)
$14,056                                $38,076




           SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM
If you had                                        . . . and had taken
invested $10,000                                  all dividends and
in AMBAL this many                                capital gain
     years ago                                    distributions
                                                  in shares, your
                                                  investment would
                                                  have been worth
                                                  this much at
                                                       12/31/95

|                                                 |

Number                             Periods        Value
of Years                         1/1 - 12/31

1                                    1995        $11,984

2                                1994-1995        12,019

3                                1993-1995        13,377

4                                1992-1995        14,640

5                                1991-1995        18,262

6                                1990-1995        17,970

7                                1989-1995        21,843

8                                1988-1995        24,654

9                                1987-1995        25,651

10                               1986-1995        29,979

11                               1985-1995        38,718

12                               1984-1995        42,313

13                               1983-1995        49,169

14                               1982-1995        63,609

15                               1981-1995        66,391

16                               1980-1995        75,893

17                               1979-1995        81,696

18                               1978-1995        86,738

19                               1977-1995        87,377

20                               1976-1995       110,024

21                               1975#-1995      116,179



__________________
# Since July 26, 1975, the period in which Capital Research and Management Company has been the fund's adviser.
Illustration of a $10,000 investment in AMBAL with dividends reinvested and capital gain distributions taken in shares
(for the period under CRMC management:  July 26, 1975 - December 31, 1995)


                    COST OF SHARES                                       VALUE OF SHARES


Year           Annual         Dividends     Total          From Initial   From           From          Total
Ended          Dividends      (cumulative)   Investment     Investment     Capital Gains   Dividends     Value
Dec. 31                                     Cost                          Reinvested     Reinvested



1975#          $  305         $   305       $10,305        $ 9,629        -              $   319       $ 9,948

1976           594            899           10,899         11,513         -              1,020         12,533

1977           656            1,555         11,555         10,990         -              1,630         12,620

1978           709            2,264         12,264         11,059         -              2,345         13,404

1979           801            3,065         13,065         11,252         -              3,175         14,427

1980           1,050          4,115         14,115         12,008         -              4,490         16,498

1981           1,303          5,418         15,418         11,609         -              5,615         17,224

1982           1,474          6,892         16,892         13,865         -              8,415         22,280

1983           1,724          8,616         18,616         15,007         -              10,862        25,869

1984           1,852          10,468        20,468         13,838         $2,484         11,969        28,291

1985           1,912          12,380        22,380         16,025         4,520          15,982        36,527

1986           2,202          14,582        24,582         14,897         10,863         16,930        42,690

1987           2,710          17,292        27,292         13,934         12,167         18,305        44,406

1988           2,780          20,072        30,072         14,388         14,035         21,700        50,123

1989           3,284          23,356        33,356         15,695         18,227         26,993        60,915

1990           3,457          26,813        36,813         14,195         17,968         27,796        59,959

1991           3,684          30,497        40,497         16,575         21,807         36,383        74,765

1992           3,816          34,313        44,313         16,891         23,986         40,976        81,853

1993           4,072          38,385        48,385         17,290         27,761         46,029        91,080

1994           4,131          42,516        52,516         16,506         26,866         48,014        91,386

1995           4,335          46,851        56,851         19,464         35,427         61,288        116,179


The dollar amount of capital gain distributions during the period was $28,095.

# Since July 26, 1975, the period in which Capital Research and Management Company has been the Fund's adviser.

 EXPERIENCE OF INVESTMENT ADVISER - Capital Research and Management Company manages nine common stock funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1966 (121 in all), those funds have had better total returns than the Standard and Poor's 500 Composite Stock Index in 94 of the 121 periods.

 Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

AMERICAN BALANCED FUND
INVESTMENT PORTFOLIO  DECEMBER 31, 1995

----------------------------------------------                   -----------       -----------         --------

                                                                 Percent

                                                                 Of

TEN LARGEST EQUITY HOLDINGS                                      Net Assets



Phillips Petroleum                                               2.02%

Wal-Mart Stores                                                  1.95

Minnesota Mining and Manufacturing                               1.74

Philip Morris                                                    1.63

DuPont                                                           1.44

Allstate                                                         1.42

Warner-Lambert                                                   1.27

Merck                                                            1.19

Ford Motor                                                       1.14

CSX                                                              1.14





INVESTMENT MIX BY SECURITY TYPE

----------------------------------------------

Common Stocks                                                    57%

Goverment Bonds                                                  16

Corporate Bonds                                                  11

Convertible Debentures                                           1

Cash                                                             15



                                                                                    Market             Percent

                                                                  Number            Value               of Net

COMMON STOCKS                                                    of Shares          (000)               Assets

----------------------------------------------                   -----------       -----------         -------

ENERGY

Energy Sources- 6.40%

Amoco Corp.                                                      280,000           $20,125             .66%

Atlantic Richfield Co.                                           100,000           11,075              .36

Chevron Corp.                                                    600,000           31,500              1.03

Exxon Corp.                                                      270,000           21,634              .71

Kerr-McGee Corp.                                                 210,000           13,335              .44

Phillips Petroleum Co.                                           1,800,000         61,425              2.02

Royal Dutch Petroleum Co.

 (New York Registered Shares)                                    140,000           19,758              .65

Unocal Corp.                                                     560,000           16,310              .53

Utilities: Electric & Gas - 3.15%

Consolidated Edison Co. of New York, Inc.                        500,000           16,000              .53

Duke Power Co.                                                   500,000           23,687              .78

Entergy Corp.                                                    600,000           17,550              .58

Long Island Lighting Co.                                         150,000           2,456               .08

Pacific Gas and Electric Co.                                     700,000           19,863              .65

PP&L Resources, Inc.                                             650,000           16,250              .53

                                                                                   -------             -------

                                                                                   290,968             9.55

                                                                                   -------             -------

MATERIALS

Building Materials & Components - 0.37%

Masco Corp.                                                      360,000           11,295              .37

Chemicals - 2.53%

Dow Chemical Co.                                                 300,000           21,113              .69

E.I. du Pont de Nemours and Co.                                  630,000           44,021              1.44

Great Lakes Chemical Corp.                                       170,000           12,240              .40

Forest Products & Paper - 4.08%

Bowater Inc.                                                     460,000           16,330              .54

Federal Paper Board Co., Inc.                                    400,000           20,750              .68

Georgia-Pacific Corp.                                            230,000           15,784              .52

International Paper Co.                                          500,000           18,937              .62

Louisiana-Pacific Corp.                                          1,075,000         26,069              .86

Union Camp Corp.                                                 550,000           26,194              .86

Metals: Nonferrous - 0.69%

Aluminum Co. of America                                          400,000           21,150              .69

                                                                                   -------             -------

                                                                                   233,883             7.67

                                                                                   -------             -------

CAPITAL EQUIPMENT

Aerospace & Military Technology - 0.64%

Boeing Co.                                                       250,000           19,593              .64

Data Processing & Reproduction - 0.78%

International Business Machines Corp.                            110,000           10,093              .33

Xerox Corp.                                                      100,000           13,700              .45

Electrical & Electronic - 0.71%

General Electric Co.                                             300,000           21,600              .71

Industrial Components - 0.54%

Goodyear Tire & Rubber Co.                                       360,000           16,335              .54

Machinery & Engineering- 0.54%

Caterpillar Inc.                                                 280,000           16,450              .54

                                                                                   -------             -------

                                                                                   97,771              3.21

                                                                                   -------             -------

CONSUMER GOODS

Automobiles - 1.14%

Ford Motor Co., Class A                                          1,200,000         34,800              1.14

Beverages & Tobacco - 2.48%

Anheuser-Busch Companies, Inc.                                   170,000           11,369              .37

Philip Morris Companies Inc.                                     550,000           49,775              1.63

UST Inc.                                                         440,000           14,685              .48

Health & Personal Care - 6.02%

Abbott Laboratories                                              135,000           5,636               .19

American Home Products Corp.                                     300,000           29,100              .96

Bristol-Myers Squibb Co.                                         200,000           17,175              .56

Eli Lilly and Co.                                                500,000           28,125              .92

Merck & Co., Inc.                                                550,000           36,163              1.19

Pfizer Inc                                                       100,000           6,300               .21

Schering-Plough Corp.                                            400,000           21,900              .72

Warner-Lambert Co.                                               400,000           38,850              1.27

                                                                                   -------             -------

                                                                                   293,878             9.64

                                                                                   -------             -------

SERVICES

Broadcasting & Publishing - 1.53%

Dow Jones & Co., Inc.                                            400,000           15,950              .52

Gannett Co., Inc.                                                350,000           21,481              .70

Time Warner Inc.,preferred equity redemption

 cumulative stock                                                135,000           4,219               .14

U S WEST Media Group/1/                                          280,000           5,320               .17

Business & Public Services - 3.09%

Columbia/HCA Healthcare Corp.                                    250,000           12,688              .42

Dun & Bradstreet Corp.                                           530,000           34,317              1.13

Pitney Bowes Inc.                                                350,000           16,450              .54

U.S. Healthcare, Inc.                                            370,000           17,205              .56

WMX Technologies, Inc.                                           450,000           13,444              .44

Leisure & Tourism - 0.12%

Marriott International, Inc.                                     100,000           3,825               .12

Merchandising - 1.95%

Wal-Mart Stores, Inc.                                            2,650,000         59,294              1.95

Telecommunications - 2.29%

AT&T Corp.                                                       300,000           19,425              .64

MCI Communications Corp.                                         540,000           14,107              .46

Pacific Telesis Group                                            360,000           12,105              .40

Sprint Corp.                                                     350,000           13,956              .46

U S WEST Communications Group

 (Formerly U S WEST Inc.)                                        280,000           10,010              .33

Transportation: Rail & Road - 1.94%

CSX Corp.                                                        760,000           34,675              1.14

Union Pacific Corp.                                              370,000           24,420              .80

                                                                                   -------             -------

                                                                                   332,891             10.92

                                                                                   -------             -------

FINANCE

Banking - 7.21%

Banc One Corp.                                                   450,000           16,987              .56

BankAmerica Corp.                                                400,000           25,900              .85

Boatmen's Bancshares, Inc.                                       400,000           16,350              .54

First Fidelity Bancorporation                                    150,000           11,306              .37

First Hawaiian Bank                                              769,000           23,070              .76

First Union Corp.                                                250,000           13,906              .46

First Virginia Banks, Inc.                                       320,300           13,373              .44

Fleet Financial Group, Inc.                                      750,000           30,563              1.00

Integra Financial Corp.                                          350,000           22,050              .72

J.P. Morgan & Co. Inc.                                           120,000           9,630               .32

NationsBank Corp.                                                300,000           20,887              .68

PNC Bank Corp.                                                   175,000           5,644               .18

U.S. Bancorp                                                     300,000           10,088              .33

Financial Services - 1.22%

Beneficial Corp.                                                 90,000            4,196               .14

Federal Home Loan Mortgage Corp.                                 200,000           16,700              .55

Federal National Mortgage Assn.                                  130,000           16,136              .53

Insurance - 5.15%

Allstate Corp.                                                   1,050,000         43,181              1.42

American General Corp.                                           350,000           12,206              .40

CIGNA Corp.                                                      188,200           19,432              .64

Lincoln National Corp.                                           230,000           12,363              .40

SAFECO Corp.                                                     1,000,000         34,500              1.13

St. Paul Companies, Inc.                                         260,000           14,463              .47

USLIFE Corp.                                                     700,000           20,912              .69

                                                                                   -------             -------

                                                                                   413,843             13.58

                                                                                   -------             -------

MULTI-INDUSTRY AND MISCELLANEOUS

Multi-Industry - 2.07%

Minnesota Mining and Manufacturing Co.                           800,000           53,000              1.74

Tenneco Inc.                                                     200,000           9,925               .33

Miscellaneous - 0.19%

Other common stocks in initial period of acquisition                               5,660               .19

                                                                                   -------             -------

                                                                                   68,585              2.26

                                                                                   -------             -------

TOTAL COMMON STOCKS                                                                1,731,819           56.83

                                                                                   -------             -------

----------------------------------------------                   ---------         -------             -------

                                                                 Principal

                                                                 Amount

CONVERTIBLE DEBENTURES                                           (000)

----------------------------------------------                   ---------         -------             -------

Broadcasting & Publishing - 0.21%

Time Warner Inc. 0% 2012                                         $6,500            2,283               .07

Time Warner Inc. 0% 2013                                         10,000            4,125               .14

Industrials - 0.27%

Hanson America Inc. 2.39% 2001/2/                                10,000            8,325               .27

Trasportation: Airlines  - 0.10%

Airborne Freight Corp. 6.75% 2001                                3,000             3,015               .10

Miscellaneous - 0.23%

Other convertible debentures in initial period

 of acquisition                                                                    7,075               .23

                                                                                   -------             -------

TOTAL CONVERTIBLE DEBENTURES                                                       24,823              .81

                                                                                   -------             -------

TOTAL COMMON STOCKS AND CONVERTIBLE DEBENTURES                                     1,756,642           57.64

                                                                                   -------             -------

----------------------------------------------                   ---------         -------             -------

BONDS & NOTES

----------------------------------------------                   ---------         -------             -------

INDUSTRIALS - 4.90%

Dayton Hudson Corp. 10.00% 2010                                  5,000             6,244               .20

Dayton Hudson Corp. 9.50% 2015                                   1,000             1,232               .04

Deere & Co. 8.95% 2019                                           3,400             4,182               .14

Federal Paper Board Co., Inc. 10.00% 2011                        10,000            13,337              .44

General Motors Corp. 8.80% 2021                                  12,500            15,407              .51

Inco Ltd. 9.875% 2019                                            3,000             3,365               .11

Inco Ltd. 9.60% 2022                                             5,000             5,783               .19

May Department Stores Co. 9.875% 2021                            6,500             7,818               .26

Mobil Corp. 8.00% 2032                                           5,000             5,529               .18

News America Holdings Inc. 10.125% 2012                          5,000             6,051               .20

News America Holdings Inc. 8.45% 2034                            2,500             2,884               .09

Occidental Petroleum Corp. 8.50% 2004                            2,500             2,686               .09

Occidental Petroleum Corp. 9.25% 2019                            5,000             6,291               .21

Pohang Iron & Steel Co., Ltd. 7.375% 2005                        5,000             5,312               .17

Polaroid Corp. 8.00% 1999                                        10,000            10,564              .35

Samsung Electric Co., Ltd. 8.50% 2002/2/                         5,000             5,563               .18

Swire Pacific Ltd. 8.50% 2004/2/                                 7,500             8,238               .27

TCI Communications Inc. 8.75% 2015                               4,000             4,435               .15

Tele-Communications, Inc. 9.25% 2023                             7,500             8,187               .27

Tenneco Credit Inc. 9.625% 2001                                  2,000             2,329               .08

Tenneco Credit Inc. 10.00% 2001                                  1,500             1,764               .06

Time Warner Inc. 10.15% 2012                                     5,000             6,197               .20

TKR Cable I, Inc. 10.50% 2007                                    4,000             4,650               .15

USX Corp., Series A, 9.375%  2012                                7,700             8,895               .29

USX Corp., Series A, 9.125%  2013                                2,000             2,299               .07

                                                                                   -------             -------

                                                                                   149,242             4.90

                                                                                   -------             -------

ELECTRIC UTILITIES - 0.15%

Big Rivers Electric Corp. 10.70% 2017                            4,000             4,507               .15

                                                                                   -------             -------

GAS UTILITIES - 0.24%

The Columbia Gas System, Inc.7.32% 2010                          5,000             5,144               .17

The Columbia Gas System Inc.7.42% 2015                           2,000             2,025               .07

                                                                                   -------             -------

                                                                                   7,169               .24

                                                                                   -------             -------

TELEPHONE - 0.21%

AT&T Corp. 8.625% 2031                                           5,600             6,516               .21

                                                                                   -------             -------

TRANSPORTATION - 0.90%

American Airlines, 1991-A1, pass-through

 certificates, 9.71% 2007/3/                                     1,849             2,147               .07

AMR Corp. 9.20% 2012                                             2,000             2,265               .07

Delta Air Lines, Inc. 9.875% 2000                                1,500             1,696               .05

Delta Air Lines, Inc. 10.375% 2011                               3,000             3,753               .12

Delta Air Lines, Inc., 1992-A2, pass-through

 certificates, 9.20% 2014/3/                                     1,500             1,704               .06

Delta Air Lines, Inc., 1993-A2, pass-through

 certificates, 10.50% 2016/3/                                    5,000             6,303               .21

Federal Express Corp., A310-A1, pass-through

 certificates, 7.53% 2006/3/                                     1,888             1,988               .07

United Air Lines, Inc. 9.00% 2003                                1,500             1,668               .05

United Air Lines, Inc. 10.67% 2004                               5,000             6,031               .20

                                                                                   ------              -------

                                                                                   27,555              .90

                                                                                   ------              -------

FINANCIAL - 2.97%

H.F. Ahmanson & Co. 9.875% 1999                                  3,000             3,399               .11

American Re Corp. 10.875% 2004                                   5,000             5,578               .18

Bank of Nova Scotia 6.00%/4/                                     4,000             3,120               .10

Bankers Trust New York Corp. 8.25% 2005                          2,000             2,246               .07

Beneficial Corp. 12.875% 2013                                    1,500             1,814               .06

Canadian Imperial Bank of Commerce 6.125%/4/                     1,600             1,256               .04

Capital One Bank 8.33% 1997                                      5,000             5,132               .17

CIGNA Corp. 6.375% 2006                                          5,000             4,927               .16

Continental Bank, NA 12.50% 2001                                 2,000             2,569               .08

Den Danske Bank 7.25% 2005                                       5,000             5,278               .17

Den Norske AS 6.125%/4/                                          3,000             2,385               .08

First Interstate Bancorp 8.625% 1999                             4,300             4,661               .15

General Motors Acceptance Corp. 7.875% 1997                      10,000            10,257              .34

General Motors Acceptance Corp. 8.625% 1999                      5,000             5,418               .18

General Motors Acceptance Corp. 9.375% 2000                      5,000             5,605               .19

General Motors Acceptance Corp. 9.625% 2000                      4,000             4,548               .15

General Motors Acceptance Corp. 9.625% 2001                      7,000             8,235               .27

General Motors Acceptance Corp. 8.75% 2005                       4,000             4,646               .15

General Motors Acceptance Corp. 8.875% 2010                      1,000             1,217               .04

Golden West Financial Corp. 10.25% 2000                          1,400             1,641               .05

Midland Bank 5.8125%/4/                                          4,000             3,208               .11

Security Pacific Corp. 11.00% 2001                               3,000             3,659               .12

                                                                                   ------              -------

                                                                                   90,799              2.97

                                                                                   ------              -------

REAL ESTATE - 0.59%

ERP Operating Limited Partnership 7.95% 2002                     1,500             1,603               .05

Irvine Co. 7.46% 2006/2/                                         2,500             2,497               .08

Security Capital Industrial Trust 7.875% 2009                    5,000             5,313               .18

Shopping Center Associates 6.75% 2004/2/                         5,000             5,006               .16

Wharf Capital International Ltd. 8.875% 2004                     3,500             3,759               .12

                                                                                   ------              -------

                                                                                   18,178              .59

                                                                                   ------              -------



OTHER - 0.06%

Trustees of Columbia University in the City of

 New York, Series B, 8.62% 2001                                  1,500             1,685               .06

                                                                                   ------              -------

COLLATERALIZED MORTGAGE/ASSET-BACKED

OBLIGATIONS/3/ -  1.38%

Case Equipment Loan Trust, 1995-A, 7.30% 2002                    7,754             7,909               .26

Green Tree Financial Corp. 6.80% 2027                            10,000            10,225              .33

Grupo Financiero Banamex Accival, SA de CV

 0% 2002/2/                                                      6,467             4,801               .16

Jet Equipment Trust, Series 1995-A, Class B,

 8.64% 2015/2/                                                   4,977             5,519               .18

Jet Equipment Trust, Series 1995-B, Class B,

 7.83% 2015/2/                                                   8,000             8,410               .28

Merrill Lynch Mortgage Investors, Inc. 1995-A

 7.4283% 2021                                                    4,968             5,115               .17

                                                                                   ------              -------

                                                                                   41,979              1.38

                                                                                   ------              -------

GOVERNMENTS (EXCLUDING U.S. GOVERNMENT) AND

 GOVERNMENTAL AUTHORITIES - 0.45%

British Columbia Hydro & Power Authority

 12.50% 2014                                                     2,000             2,442               .08

Israel (State of) 6.375% 2005                                    9,000             9,090               .30

Ontario (Province of) 11.50% 2013                                2,000             2,317               .07

                                                                                   ------              -------

                                                                                   13,849              .45

                                                                                   ------              -------

FEDERAL AGENCY OBLIGATIONS/3/ -  0.53%

Federal Home Loan Mortgage Corp.

 8.50% 2008                                                      322               336                 .01

Federal Home Loan Mortgage Corp.

 8.50% 2020                                                      10,240            10,691              .35

Government National Mortgage Assn. 11.00% 2015                   135               153                 .01

Government National Mortgage Assn. 9.50% 2018                    145               156                 .01

Government National Mortgage Assn. 10.50% 2019                   100               112                 .00

Government National Mortgage Assn. 8.50% 2025                    4,422             4,644               .15

                                                                                   ------              -------

                                                                                   16,092              .53

                                                                                   ------              -------

FEDERAL AGENCY OBLIGATIONS -  OTHER - 2.37%

Federal Home Loan Mortgage Corp. 6.945% 2005                     6,500             6,617               .22

Federal National Mortgage Assn. 8.16% 2000                       20,000            20,625              .68

Federal National Mortgage Assn. 8.71% 2005                       22,000            23,269              .76

FNSM Callable Principal STRIPS 0%/8.20% 2022/5/                  10,000            8,181               .27

FNSM Callable Principal STRIPS 0%/8.25% 2022/5/                  1,500             1,255               .04

Student Loan Marketing Assn. 7.67% 2000                          11,850            12,146              .40

                                                                                   ------              -------

                                                                                   72,093              2.37

                                                                                   ------              -------

U.S. TREASURY OBLIGATIONS - 12.99%

9.25% due 1/15/96                                                15,000            15,021              .49

7.50% due 1/31/96                                                15,000            15,026              .49

8.875% due 2/15/96                                               20,000            20,085              .66

9.375% due 4/15/96                                               15,000            15,171              .50

4.25% due 5/15/96                                                10,000            9,964               .33

7.25% due 8/31/96                                                20,000            20,244              .66

7.25% due 11/15/96                                               15,000            15,248              .50

4.75% February 1997                                              50,000            49,703              1.63

6.75% February 1997                                              4,000             4,068               .13

8.50% July 1997                                                  4,000             4,193               .14

8.75% October 1997                                               5,000             5,299               .17

7.375% November 1997                                             25,000            25,945              .85

8.875% November 1997                                             10,000            10,644              .35

5.625% January 1998                                              25,000            25,207              .83

8.25% July 1998                                                  25,000            26,758              .88

8.875% May 2000                                                  8,000             9,080               .30

8.75% August 2000                                                7,500             8,518               .28

13.125% May 2001                                                 2,000             2,719               .09

14.25% February 2002                                             2,000             2,906               .10

10.75% February 2003                                             12,800            16,702              .55

11.125% August 2003                                              1,000             1,342               .04

10.75% August 2005                                               8,500             11,678              .39

8.75% November 2008                                              10,000            11,928              .39

10.375% November 2009                                            6,750             8,906               .29

10.375% November 2012                                            32,000            44,240              1.45

10.625% August 2015                                              10,000            15,317              .50

                                                                                   ------              -------

                                                                                   395,912             12.99

                                                                                   ------              -------

TOTAL BONDS & NOTES                                                                845,576             27.74

                                                                                   ------              -------

----------------------------------------------                   ---------         ------              -------

SHORT-TERM SECURITIES

----------------------------------------------                   ---------         ------              -------

CORPORATE SHORT-TERM NOTES - 15.25%

A. I. Credit Corp. 5.70% due 1/4/96                              20,000            19,987              .65

American Express Credit Corp. 5.68% due 2/1/96                   21,000            20,894              .69

American Telephone & Telegraph Co. 5.57%-5.75%

 due 2/2-2/22/96                                                 24,900            24,733              .81

Associates Corp. of North America 5.99% due 1/2/96               11,020            11,016              .36

BellSouth Telecommunications Inc. 5.67%-5.70%

 due 1/10/-2/21/96                                               25,000            24,931              .82

Chevron Oil Finance Co. 5.70% due 2/9/96                         11,500            11,427              .37

CIT Group Holdings, Inc. 5.68% due 2/2/96                        25,000            24,872              .82

Emerson Electric Co. 5.66% due 1/25/96                           4,500             4,482               .15

Ford Motor Credit Co. 5.70%-5.72% due 1/5-2/7/96                 36,600            36,550              1.20

General Electric Capital Corp. 5.68%-5.70%

 due 1/17-1/25/96                                                47,700            47,537              1.56

Kimberly-Clark Corp. 5.75% due 1/26/96                           15,000            14,938              .49

Eli Lilly and Co. 5.70%-5.71% due 1/5-1/12/96                    24,700            24,659              .81

Motorola Inc. 5.72% due 1/30/96                                  21,100            20,999              .69

Pactel Capital Resources 5.90% due 1/2/96                        7,600             7,598               .25

PepsiCo, Inc. 5.58% due 2/8/96                                   30,000            29,819              .98

Pitney Bowes Credit Corp. 5.64%-5.72% due 1/30-2/1/96            32,900            32,745              1.07

Procter & Gamble Co. 5.63%-5.66% due 1/29-2/12/96                29,000            28,837              .95

Safeco Credit Co., Inc. 5.68% due 1/12/96                        10,000            9,981               .33

United Parcel Service of America Inc.

 5.50% due 2/23/96                                               9,200             9,123               .30

Vermont American Corp. 5.70% due 1/19/96                         15,000            14,955              .49

Xerox Corp. 5.68%-5.70% due 1/9-1/26/96                          44,700            44,583              1.46

                                                                                   ------              -------

                                                                                   464,666             15.25

                                                                                   ------              -------

FEDERAL AGENCY DISCOUNT NOTES - 2.28%

Federal Home Loan Bank 5.61% due 1/18/96                         19,000            18,947              .62

Federal National Mortgage Assn. 5.54%-5.67%

 due 1/5-2/14/96                                                 50,700            50,505              1.66

                                                                                   ------              -------

                                                                                   69,452              2.28

                                                                                   ------              -------

TOTAL SHORT-TERM SECURITIES                                                        534,118             17.53

                                                                                   ------              -------

TOTAL INVESTMENT SECURITIES

 (cost: $2,720,196,000)                                                            3,136,336           102.91

Excess of payables over cash and receivables                                       88,823              2.91

                                                                                   ------              -------

NET ASSETS                                                                         $3,047,513          100.00%

                                                                                   ======              =======


/1/ Non-income-producing security

/2/ Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.

/3/ Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity of these securities is shorter than the stated maturity.

/4/ Coupon rates may change periodically.

/5/ Represents a zero coupon bond which will convert to an interest-bearing security at a later date.

See Notes to Financial Statements

EQUITY-TYPE SECURITIES APPEARING IN THE
PORTFOLIO SINCE JUNE 30, 1995
-----------------------------------------
Anhauser-Busch
Boatmens's Bancshares
Bowater
Caterpillar
Duke Power
Federal Home Loan Mortage
Federal Paper Board
First Virginia Banks
Integra Financial
International Paper
NationsBank
PP&L Resources
U.S. Healthcare
UST

EQUITY-TYPE SECURITIES ELIMINATED FROM THE
PORTFOLIO SINCE JUNE 30, 1995
----------------------------------------------
American Brands
Ameritech
Burlington Northern
Carolina Power
Comerica
First Chicago
Houston Industries
Huntington Bancshares
Melville
Monsato
Northrop Grumman
Telefonos de Mexico
Texas Utilities
Textron
Wachovia
American Balanced Fund
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES                                               (dollars in

at December 31, 1995                                                              thousands)

----------------------------------------------            ---------               ----------

ASSETS:

Investment securities at market

 (cost: $2,720,196)                                                               $3,136,336

Cash                                                                              64

Receivables for -

 Sales of investments                                     $ 6,982

 Sales of fund's shares                                   9,227

 Dividends and accrued interest                           20,349                  36,558

                                                          ---------               ----------

                                                                                  3,172,958

LIABILITIES:

Payables for -

 Purchases of investments                                 120,233

 Repurchases of fund's shares                             3,688

 Management services                                      799

 Accrued expenses                                         725                     125,445

                                                          ---------               ----------

NET ASSETS AT DECEMBER 31, 1995 -

 Equivalent to $14.15 per share on

 215,418,149 shares of $1 par value

 capital stock outstanding (authorized

 capital stock--300,000,000 shares)                                               $3,047,513

                                                                                  ==========



STATEMENT OF OPERATIONS

for the year ended December 31, 1995                                              (dollars in

                                                                                  thousands)

----------------------------------------------            ---------               ----------

INVESTMENT INCOME:

Income:

 Dividends                                                $ 48,037

 Interest                                                 79,534                  $127,571

                                                          ---------

Expenses:

 Management services fee                                  8,091

 Distribution expenses                                    6,031

 Transfer agent fee                                       1,928

 Reports to shareholders                                  161

 Registration statement and prospectus                    234

 Postage, stationery and supplies                         322

 Directors' fees                                          75

 Auditing and legal fees                                  48

 Custodian fee                                            84

 Taxes other than federal income tax                      2

 Other expenses                                           40                      17,016

                                                          ---------               ----------

 Net investment income                                                            110,555

                                                                                  ----------

REALIZED GAIN AND UNREALIZED

 APPRECIATION ON INVESTMENTS:

Net realized gain                                                                 113,063

Net increase in unrealized appreciation on

 investments:

 Beginning of year                                        38,612

 End of year                                              416,140                 377,528

                                                          ---------               ----------

 Net realized gain and increase in unrealized

  appreciation on investments                                                     490,591

                                                                                  ----------

NET INCREASE IN NET ASSETS RESULTING

 FROM OPERATIONS                                                                  $  601,146

                                                                                  ==========



See Notes to Financial Statements



----------------------------------------------            ---------               ----------

STATEMENT OF CHANGES IN NET ASSETS                                                (dollars in

                                                                                  thousands)

                                                          Year ended              December 31

                                                          ---------               ----------

                                                          1995                    1994

----------------------------------------------            ---------               ----------

OPERATIONS:

Net investment income                                     $110,555                $88,658

Net realized gain on investments                          113,063                 4,768

Net increase (decrease) in unrealized appreciation

 on investments                                           377,528                 (86,455)

                                                          ---------               ----------

 Net increase in net assets

  resulting from operations                               601,146                 6,971

                                                          ---------               ----------



DIVIDENDS AND DISTRIBUTIONS PAID TO

 SHAREHOLDERS:

Dividends from net investment income                      (105,991)               (86,005)

Distributions from net realized gain on

 investments                                              (97,006)                (7,886)

                                                          ---------               ----------

 Total dividends and distributions                        (202,997)               (93,891)

                                                          ---------               ----------



CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold: 64,847,892

 and 54,791,351 shares, respectively                      866,745                 669,530

Proceeds from shares issued in reinvestment

 of net investment income dividends and

 distributions of net realized gain on

 investments: 14,004,916 and 6,959,833 shares,

 respectively                                             189,603                 84,678

Cost of shares repurchased: 36,977,727

 and 24,180,499 shares, respectively                      (488,870)               (294,907)

                                                          ---------               ----------

 Net increase in net assets resulting from

  capital share transactions                              567,478                 459,301

                                                          ---------               ----------

TOTAL INCREASE IN NET ASSETS                              965,627                 372,381



NET ASSETS:

Beginning of year                                         2,081,886               1,709,505

                                                          ---------               ----------

End of year (including undistributed

 net investment income:  $10,254

 and $5,690, respectively)                                $3,047,513              $2,081,886

                                                          =========               ==========

American Balanced Fund
Financial Statements
Notes to Financial Statements

1. American Balanced Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks conservation of capital, current income, and long-term growth of both capital and income by investing in stocks and fixed income securities. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 Common stocks and convertible debentures traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price.

 Non-convertible bonds, debentures, and other long-term debt securities are valued at prices obtained from a bond pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at the mean of such prices for securities of comparable maturity, quality, and type.

 Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors.

 As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

 Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $84,000 includes $61,000 that was paid by these credits rather than in cash.

2.It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of December 31, 1995, net unrealized appreciation on investments for federal income tax purposes aggregated $416,161,000, of which $431,952,000 related to appreciated securities and $15,791,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended December 31, 1995. The cost of portfolio securities for federal income tax purposes was $2,720,196,000 at December 31, 1995.

3.The fee of $8,091,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.42% of the first $500 million of average net assets; 0.324% of such assets in excess of $500 million but not exceeding $1 billion; 0.30% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.282% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.27% of such assets in excess of $2.5 billion but not exceeding $4 billion; and 0.264% of such assets in excess of $4 billion.

 Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended December 31, 1995, distribution expenses under the Plan were $6,031,000. As of December 31, 1995, accrued and unpaid distribution expenses were $380,000.

 American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $1,928,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $1,918,000(after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

 Directors of the fund who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of December 31, 1995, aggregate amounts deferred were $90,000.

 CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS, and AFD. No such persons received any remuneration directly from the fund.

4.As of December 31, 1995, accumulated undistributed net realized gain on investments was $15,997,000 and additional paid-in capital was $2,389,704,000.

 The fund made purchases and sales of investment securities, excluding short-term securities, of $1,257,401,000 and $814,947,000, respectively, during the year ended December 31, 1995.

PER-SHARE DATA AND RATIOS



                                                     Year          ended         December       31

                                                     -------       -------       -------        -------        -------

                                                     1995          1994          1993           1992           1991

                                                     -------       -------       -------        -------        -------



Net Asset Value, Beginning of Year                   $12.00        $12.57        $12.28         $12.05         $10.32

                                                     -------       -------       -------        -------        -------

 INCOME FROM INVESTMENT OPERATIONS:

  Net investment income                              .57           .57           .59            .61            .62

  Net realized and unrealized gain

   (loss) on investments                             2.61          (.53)         .76            .49            1.86

                                                     -------       -------       -------        -------        -------

   Total income from

    investment operations                            3.18          .04           1.35           1.10           2.48

                                                     -------       -------       -------        -------        -------

 LESS DISTRIBUTIONS:

  Dividends from net investment

   income                                            (.56)         (.56)         (.60)          (.60)          (.62)

  Distributions from net realized

   gains                                             (.47)         (.05)         (.46)          (.27)          (.13)

                                                     -------       -------       -------        -------        -------

   Total Distributions                               (1.03)        (.61)         (1.06)         (.87)          (.75)

                                                     -------       -------       -------        -------        -------

Net Asset Value, End of Year                         $14.15        $12.00        $12.57         $12.28         $12.05

                                                     =======       =======       =======        =======        =======



Total Return *                                       27.13%        .34%          11.27%         9.48%          24.69%





RATIOS/SUPPLEMENTAL DATA:

 Net assets, end of year

  (in millions)                                      $3,048        $2,082        $1,710         $1,067         $642

 Ratio of expenses to average

  net assets                                         .67%          .68%          .71%           .74%           .82%

 Ratio of net income to average

  net assets                                         4.38%         4.76%         4.74%          5.19%          5.56%

 Portfolio turnover rate                             39.03%        32.05%        27.81%         17.00%         24.65%


* This was calculated without
deducting a sales charge.  The
maximum sales charge is 5.75% of the
fund's offering price.

Independent Auditors' Report

To the Board of Directors and Shareholders of American Balanced Fund, Inc.:

 We have audited the accompanying statement of assets and liabilities of American Balanced Fund, Inc., including the schedule of portfolio investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of American Balanced Fund, Inc. at of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for the each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Los Angeles, California
January 26, 1996

1995 Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:

                     Dividends and Distributions per Share

                                                                    From Net              From Net

                                                                    Realized              Realized
To                                               From Net           Short-                Long-
Shareholders                                     Investment         Term                  Term
of Record                  Payment Date          Income             Gains                 Gains


February 10, 1995          February 13, 1995     $0.14              -                     -

May 19, 1995               May 22, 1995          0.14               -                     -

August 11, 1995            August 14, 1995       0.14               -                     -

December 20, 1995          December 21, 1995     0.14               $0.20                 $0.27


Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 43% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 16% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits.
   Included in Prospectus - Part A
    Financial Highlights
   Included in Statement of Additional Information - Part B
    Investment Portfolio
    Statement of Assets and Liabilities
    Statement of Operations
    Statement of Changes in Net Assets
    Notes to Financial Statements
    Selected Per-Share Data and Ratios
    Independent Auditors' Report
 (b) Exhibits.
  1. On file (see SEC file nos. 811-66 and 2-10758)
  2. On file (see SEC file nos. 811-66 and 2-10758)
  3. None
  4. On file (see SEC file nos. 811-66 and 2-10758)
  5. On file (see SEC file nos. 811-66 and 2-10758)
   6. On file (see SEC file nos. 811-66 and 2-10758)
  7. None
  8. On file (see SEC file nos. 811-66 and 2-10758)
  9. On file (see SEC file nos. 811-66 and 2-10758)
  10. Not applicable to this filing
  11. Consent of Independent Auditors
  12. None
  13. None
  14. On file (see SEC file nos. 811-66 and 2-10758)
  15. On file (see SEC file nos. 811-66 and 2-10758)
  16. Updates to previously filed schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 (see SEC files nos. 811-66 and 2-10758)

Item 25. Persons Controlled by or under Common Control with Registrant.
 None.

Item 26. Number of Holders of Securities.
         As of January 31, 1996
  Title of Class       Number of Record-Holders
  Common Stock          108,953
  ($1.00 Par Value)

Item 27. Indemnification.

  Registrant is a joint-insured under Investment Advisor/Mutual Fund Errors and Omissions Policies written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company, and ICI Mutual Insurance Company which insures its officers and directors against certain liabilities.

  The Articles of Incorporation state:
  The Corporation shall indemnify (1) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (2) its other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of this Charter of the Corporation shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal. Nothing contained herein shall be construed to authorize the Corporation to indemnify any director or officer of the Corporation against any liability to the Corporation or to any holders of securities of the Corporation to which he is subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Any indemnification by the Corporation shall be consistent with the requirements of law, including the Investment Company Act of 1940.

  To the fullest extent permitted by Maryland statutory and decisional law and the 1940 Act, as amended or interpreted, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment, modification or repeal of this Article VIII shall adversely affect any right or protection of a director or officer that exists at the time of such amendment, modification or repeal.

  Section 2-418 (b) of The Annotated Code of Maryland states:

   Permitted indemnification of director. - (1) A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:
   (i) The act or omission of the director was material to the matter giving rise to the proceeding; and

    1. Was committed in bad faith; or

  2. Was the result of active and deliberate dishonesty; or
   (ii) The director actually received an improper personal benefit in money, property, or services; or
   (iii) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.
  (2) (i) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.
   (ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

Item 28. Business and Other Connections of Investment Adviser.
  None.

Item 29. Principal Underwriters.
  (a) American Funds Distributors, Inc. is also the Principal Underwriter of shares of: AMCAP Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Capital World Bond Fund, Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.
  (b)

                (1)                           (2)         (3)
      Name and Principal          Positions and Offices   Positions and Offices
       Business Address              with Underwriter         with Registrant



#     David A. Abzug              Assistant Vice President   None



      John A. Agar                Regional Vice President   None
      1501 N. University Drive
      Little Rock, AR 72207

      Robert B. Aprison           Regional Vice President   None
       2983 Bryn Wood Drive
       Madison, WI 53711



&     Richard Armstrong           Assistant Vice President   None



*     William W. Bagnard          Vice President          None



      Steven L. Barnes            Vice President          None
       8000 Town Line Ave. South
       Suite 204
       Minneapolis, MN 55438

      Michelle A. Bergeron        Regional Vice President   None
       1190 Rockmart Circle
       Kennesaw, GA 30144



      Joseph T. Blair             Vice President          None
       27 Drumlin Road
       West Simsbury, CT 06092



      Ian B. Bodell               Vice President          None
      3100 West End Avenue
      Suite 870
       Nashville, TN 37215



      Michael L. Brethower        Vice President          None
       108 Hagen Court
       Georgetown, TX 78628



      C. Alan Brown               Regional Vice President   None
       4916 McPherson Avenue
       St. Louis, MO 63108



*     Daniel C. Brown             Senior Vice President and   None
                                  Director



@     J. Peter Burns              Vice President          None



      Brian C. Casey              Regional Vice President   None
       9508 Cable Drive
       Kensington, MD 20895



      Victor C. Cassato           Vice President          None
       999 Green Oaks Drive
       Littleton, CO  80121



      Christopher J. Cassin       Regional Vice President   None
       231 Burlington
       Clarendon Hills, IL 60514

      Denise M. Cassin            Regional Vice President   None
      1425 Vallejo, #203
      San Francisco, CA 94109

*     Larry P. Clemmensen         Treasurer and Director   Senior Vice President



*     Kevin G. Clifford           Senior Vice President   None



      Ruth M. Collier             Vice President          None
       145 West 67th Street, #12K
       New York, NY 10023



      Thomas E. Cournoyer         Vice President          None
       2333 Granada Blvd.
       Coral Gables, FL 33134



      Douglas A. Critchell        Vice President          None
       4116 Woodbine St.
      Chevy Chase, MD 20815



*     Carl D. Cutting             Vice President          None



      Michael A. Dilella          Vice President          None
       P.O. Box 661
       Ramsey, NJ 07446



      G. Michael Dill             Senior Vice President   None
       3622 E. 87th Street
       Tulsa, OK  74137



      Kirk D. Dodge               Regional Vice President   None
       2617 Salisbury Road
       Ann Arbor, MI 48103



      Peter J. Doran              Senior Vice President   None
       1205 Franklin Avenue
       Garden City, NY 11530



*     Michael J. Downer           Secretary               None



      Robert W. Durbin            Vice President          None
       74 Sunny Lane
       Tiffin, OH 44883



%     Lloyd G. Edwards            Vice President          None



@     Richard A. Eychner          Vice President          None



*     Paul H. Fieberg             Senior Vice President   None



      John R. Fodor               Regional Vice President   None
       15 Latisquama Road
      Southborough, MA 01772



*     Mark P. Freeman, Jr.        President and Director   None

      Clyde E. Gardner            Vice President          None
       Route. 2, Box 3162
       Osage Beach, MO  65065



#     Evelyn K. Glassford         Vice President          None



      Jeffrey J. Greiner          Regional Vice President   None
       5898 Heather Glen Court
       Dublin, OH 43017



*     Paul G. Haaga, Jr           Director                President and Director



      David E. Harper             Vice President          None
       R.D. 1, Box 210, Rte 519
       Frenchtown, NJ 08825



      Ronald R. Hulsey            Regional Vice President   None
       6744 Avalon
       Dallas, TX 75214



*     Robert L. Johansen          Vice President and Controller   None



      Michael J. Johnston         Chairman of the Board   None
      630 Fifth Ave., 36th Fl.
      New York, NY 10111-0121

*     Victor J. Kriss, Jr.        Senior Vice President    None
      P.O. Box 274
      Surfside, CA 90743



      Arthur J. Levine            Vice President          None
       12558 Highlands Place
       Fishers, IN 46038



#     Karl A. Lewis               Assistant Vice President   None



      T. Blake Liberty            Regional Vice President   None
       12585-E E. Tennessee Cir.
       Aurora, CO 80012



*     Susan G. Lindgren           Vice President - Institutional Investment Services Division   None



      Steve A. Malbasa            Regional Vice President   None
       13405 Lake Shore Blvd.
       Cleveland, OH 44110



      Steven M. Markel            Senior Vice President   None
       5241 South Race Street
       Littleton, CO 80121



*     John C. Massar              Senior Vice President   None



*     E. Lee McClennahan          Senior Vice President   None



      Laurie B. McCurdy           Regional Vice President   None
       6008 E. Anderson Drive
      Scottsdale, AZ 85255



&     John V. McLaughlin          Senior Vice President   None



      Terry W. McNabb             Vice President          None
       2002 Barrett Station Road
       St. Louis, MO 63131



*     R. William Melinat          Vice President, Institutional   None
                                  Investment Services Division



      David R. Murray             Regional Vice President   None
       25701 SE 32nd Place
       Issaquah, WA 98027



      Stephen S. Nelson           Vice President          None
       7215 Trevor Road
       Charlotte, NC 28226



*     Barbara G. Nicolich         Assistant Vice President,   None
                                  Institutional Investment Services Division

      William E. Noe              Regional Vice President   None
      304 River Oaks Road
      Brentwood, TN 37027

      Peter A. Nyhus              Regional Vice President   None
      3084 Wilds Ridge Court
      Prior Lake, MN 55372

      Eric P. Olson               Regional Vice President   None
      62 Park Drive
      Glenview, IL 60025



      Fredric Phillips            Regional Vice President   None
       32 Ridge Avenue
       Newton Centre, MA 02159



#     Candance Pilgram            Assistant Vice President   None



      Carl S. Platou              Regional Vice President   None
      4021 96th Avenue, SE
      Mercer Island, WA 98040

*     John O. Post, Jr.           Vice President          None

      Steven J. Reitman           Vice President          None
       212 The Lane
       Hinsdale, IL 60521



      Brian A. Roberts            Regional Vice President   None
       12025 Delmahoy Drive
       Charlotte, NC 28277



      George S. Ross              Vice President          None
       55 Madison Avenue
       Morristown, NJ 07960



*     Julie D. Roth               Vice President          None



*     James F. Rothenberg         Director                None

      Douglas F. Rowe             Regional Vice President   None
      30309 Oak Tree Drive
      Georgetown, TX 78628

*     Christopher Rowey           Regional Vice President   None
      9417 Beverlywood Street
      Los Angeles, CA 90034



      Dean B. Rydquist            Vice President          None
       1080 Bay Pointe Crossing
      Alpharetta, GA 30202



      Richard R. Samson           Vice President          None
       4604 Glencoe, Ave., # 4
       Marina del Rey, CA 90292

      Joe D. Scarpitti            Regional Vice President   None
      25760 Kensington Drive
      Westlake, OH 44145

*     R. Michael Shanahan         Director                None



      David W. Short              Senior Vice President   None
       1000 RIDC Plaza, Ste. 212
       Pittsburgh, PA  15238



*     Victor S. Sidhu             Vice President, Institutional   None
                                  Investment Services Division



      William P. Simon, Jr.       Vice President          None
       554 Canterbury Lane
       Berwyn, PA 19312



*     John C. Smith               Vice President, Institutional   None
                                  Investment Services Division



*     Mary E. Smith               Assistant Vice President,   None
                                  Institutional Investment
                                  Services Division

      Rodney G. Smith             Regional Vice President   None
       2350 Lakeside Blvd., #850
       Richardson, TX 75082



      Nicholas D. Spadaccini      Regional Vice President   None
      855 Markley Woods Way
      Cincinnati, OH 45230

      Daniel S. Spradling         Senior Vice President   None
       4 West 4th Avenue, Ste. 406
       San Mateo, CA 94402

      Thomas A. Stout             Regional Vice President   None
      2603 Kresson Place
      Bowie, MD 20715



      Craig R. Strauser           Regional Vice President   None
       17040 Summer Place
      Lake Oswego, OR 97035



      Francis N. Strazzeri        Regional Vice President   None
      31641 Saddletree Drive
      Westlake Village, CA 91361

&     James P. Toomey             Assistant Vice President   None



%     Christopher E. Trede        Assistant Vice President   None



      George F. Truesdail         Vice President          None
       400 Abbotsford Court
       Charlotte, NC 28270



      Scott W. Ursin-Smith        Regional Vice President   None
       606 Glenwood Avenue
       Mill Valley, CA 94941



@     Andrew J. Ward              Vice President          None

*     David M. Ward               Assistant Vice President,   None
                                  Institutional Investment Services Division



      Thomas E. Warren            Regional Vice President   None
       4001 Crockers Lake Blvd. #1012
      Sarasota, FL 34238



#     J. Kelly Webb               Senior Vice President   None



      Gregory J. Weimer           Regional Vice President   None
       125 Surrey Drive
       Canonsburg, PA 15317



#     Timothy W. Weiss            Director                None



**    N. Dexter Williams          Vice President          None



      Timothy J. Wilson           Regional Vice President   None
       113 Farmview Place
      Venetia, PA 15367



@     Marshall D. Wingo           Senior Vice President   None



*     Robert L. Winston           Senior Vice President and   None
                                  Director



      William R. Yost             Regional Vice President   None
       9320 Overlook Trail
       Eden Prairie, MN 55437



      Janet M. Young              Regional Vice President   None
       1616 Vermont
       Houston, TX 77006


*  Business Address, 333 South Hope Street, Los Angeles, CA 90071

** Business Address, Four Embarcadero Center, Suite 1800, San Francisco, CA
94111

#   Business Address, 135 South State College Blvd., Brea, CA 92621

&  Business Address, 8000 IH-10, Suite 1400, San Antonio, TX 78230

@  Business Address, 5300 Robin Hood Road, Norfolk, VA 23513

%  Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240

  (c)  None.

Item 30. Location of Accounts and Records.

  Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, are maintained and held in the offices of its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071, and/or 135 South State College Boulevard, Brea, California 92621, and/or the offices of the Registrant, Four Embarcadero Center (Suite 1800), San Francisco, California 94111.

  Registrant's records covering shareholder accounts are maintained and kept by the fund's transfer agent, American Funds Service Company, 135 South State College Boulevard, Brea, California 92621, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, 8000 IH-10, Suite 1400, San Antonio, Texas 78230 and 5300 Robin Hood Road, Norfolk, VA 23513.

  Registrant's records covering portfolio transactions are maintained and kept by the fund's custodian, The Chase Manhattan Bank, N.A., One Chase Manhattan Plaza, New York, New York 10081.

Item 31. Management Services.
  None.

Item 32. Undertakings.

  As reflected in the prospectus, the fund undertakes to provide each person to whom a prospectus is delivered with a copy of the fund's latest annual report to shareholders, upon request and without charge.

                            SIGNATURE OF REGISTRANT

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and County of San Francisco, and State of California on the 28th day of February , 1996.

AMERICAN BALANCED FUND, INC.
By
/s/ Patrick F. Quan, Secretary

ATTEST:
/s/ Barbara A. Preddy

 Pursuant to the requirements of the Securities Act of 1933, this amendment to its registration statement has been signed below on February 28, 1996 by the following persons in the capacities indicated.

         Signature                                            Title



(1)      Principal Executive Officer


         /s/ Robert G. O'Donnell
         ____________________________________

         (Robert G. O'Donnell)                                President



(2)      Principal Financial Officer and Principal Accounting Officer:


         /s/ Mary C. Hall
         ____________________________________

         (Mary C. Hall)                                       Treasurer



(3)      Directors:



         Robert A. Fox*                                       Director

         Roberta L. Hazard*                                   Director

         Richard H. M. Holmes*                                Director

         Leonade D. Jones*                                    Director

         John G. McDonald*                                    Director


         /s/ George A. Miller
         ____________________________________

         (George A. Miller)                                   Director



         Theodore D. Nierenberg*                              Director


         /s/ James W. Ratzlaff
         ____________________________________

         (James W. Ratzlaff)                                  Director



         Henry E. Riggs*                                      Director

         Walter P. Stern*                                     Chairman

         Patricia K. Woolf*                                   Director


         /s/ Patrick F. Quan
*By      ____________________________________

         Patrick F. Quan, Attorney-in-Fact


 Counsel reports that the amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of Rule 485(b).

/s/ Michele Y. Yang, Counsel